LONG-TERM
                                                                       INVESTING
                                                                            IN A
                                                                      SHORT TERM
                                                                       WORLD(SM)

February 1, 2001

Prospectus

                                          Kemper California Tax-Free Income Fund

                                                                         Class S




As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.



                                                             [LOGO] KEMPER FUNDS

   Contents
--------------------------------------------------------------------------------

   How the Fund Works                      How to Invest in the Fund

     4  The Fund's Investment Strategy      11  How to Buy, Sell and Exchange
                                                Class S Shares
     5  The Main Risks of Investing
        in the Fund                         13  Policies You Should Know
                                                About
     6  The Fund's Performance History
                                            17  Understanding Distributions
     7  How Much Investors Pay                  and Taxes

     8  Other Policies and Risks

     9  Who Manages and Oversees
        the Fund

How the Fund Works



This fund invests mainly in California municipal bonds and seeks income that is free from regular federal income tax as well as California state income tax.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency and you could lose money by investing in them.

This prospectus offers Class S shares, which are generally not available to new investors.

--------------------------------------------------------------------------------
                                                   Class S
                                     fund number   409


  Kemper California Tax-Free Income Fund
--------------------------------------------------------------------------------


             The Fund's Investment Strategy

             The fund seeks a high level of current income that is exempt from California state and federal income taxes.

             The fund normally invests at least 80% of net assets in California municipal securities whose income is free from regular federal and California state income tax.

             The fund can buy many types of municipal securities. These may include revenue bonds (which are backed by revenues from a particular source), general obligation bonds (which are typically backed by the issuer's ability to levy taxes), as well as, to a limited extent, municipal lease obligations and investments representing an interest in these. The fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax.

             The portfolio managers look for securities that appear to offer the best income potential and normally prefer those that cannot be called in before maturity. In making their buy and sell decisions, the managers typically consider a number of factors, such as economic outlook and possible interest rate movements to specific security characteristics and changes in supply and demand within the municipal bond market.

             Although the managers may adjust the fund's dollar-weighted average maturity (the effective maturity of the fund's portfolio), they generally intend to keep it over 15 years. Also, while they're permitted to use various types of derivatives (contracts whose value is based on, for example, indices, commodities or securities), the managers don't intend to use them as principal investments and may not use them at all.

--------------------------------------------------------------------------------
CREDIT QUALITY POLICIES Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments.

             The Main Risks of Investing in the Fund

             There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

             As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the fund's dollar-weighted average maturity could make it more vulnerable to this risk. Changes in interest rates will also affect the fund's yield; when rates decline, fund yield tends to decline as well.

             A second factor is credit quality. If a portfolio security declines in credit quality it could hurt the fund's share price, or if a portfolio security goes into default, it could hurt both the fund's yield and share price. This risk is greater with junk bonds. The fact that the fund may focus on securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, California residents' high sensitivity to taxes could make it hard to raise taxes in order to meet obligations.

             Similarly, because the fund isn't diversified and can invest a larger percentage of assets in a given issuer than a diversified fund, factors affecting the issuer could affect fund performance.

             Other factors that could affect performance include:

                            o the managers could be wrong in their analysis of
                              interest rate trends, credit quality or other matters

                            o derivatives could produce disproportionate losses

                            o political or legal actions could change the way
                              the fund's dividends are taxed

                            o at times, market conditions might make it hard to
                              value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------
This fund is designed for California taxpayers who are in a moderate to high tax bracket and are interested in a long-term income investment that generates tax-free income.
--------------------------------------------------------------------------------

The Fund's Performance History

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns for Class A would be lower. The table shows how the performance for the fund's Class A shares compares with a broad-based market index (which, unlike the fund, has no fees or expenses). The table includes the effect of Class A shares' maximum sales load. The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.


Kemper California Tax-Free Income Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                           Class A
--------------------------------------------------------------------------------


1991           11.42
1992            8.25
1993           12.59
1994           -5.47
1995           19.48
1996            2.98
1997            8.59
1998            6.02
1999           -3.70
2000           12.49


Best Quarter: 7.68%, Q1 1995               Worst Quarter: -4.51%, Q1 1994

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------

                                                                        Since
                                    Since      Since       Since       12/31/83
                                   12/31/99   12/31/95     12/31/90     Life of
                                    1 Year     5 Years     10 Years     Fund
--------------------------------------------------------------------------------

Fund -- Class A                      7.43       4.09         6.30         8.03
--------------------------------------------------------------------------------
Index                               11.68       5.84         7.32         8.62*
--------------------------------------------------------------------------------

Index: Lehman Brothers Municipal Bond Index, a widely recognized unmanaged measure of approximately 15,000 bonds.

Class S does not have a full calendar year of performance and past performance data is not provided. Although Class A shares are not offered in this prospectus, they are invested in the same portfolio. Class S shares' annual returns differ only to the extent that the classes have different fees and expenses.

*  Since 2/28/83

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Class S shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                                             Class S
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment                   None
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                         0.53%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                               None
--------------------------------------------------------------------------------
Other Expenses                                                         0.15%*
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                        0.68%
--------------------------------------------------------------------------------


* Includes a fixed rate administrative fee of 0.15%. Class S shares will be issued in connection with the proposed acquisition by the fund of the net assets of Scudder California Tax Free Fund. On or before the closing of this transaction, the fund will enter into an administrative services agreement pursuant to which the advisor will provide or pay others to provide substantially all of the administrative services required by the fund.


Based on the figures above, this example helps you compare each share class's expenses to those of other mutual funds. The example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                          1 Year      3 Years     5 Years      10 Years
--------------------------------------------------------------------------------
Class S shares                      $69        $218        $379         $847
--------------------------------------------------------------------------------

Other Policies and Risks


             While the sections on the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:


             o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval. However, the policy of investing at least 80% of net assets in municipal securities for the fund cannot be changed without shareholder approval.

             o As a temporary defensive measure, the fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the fund was not pursuing its goal. Temporary investments may be taxable.

             o The investment advisor establishes a security's credit quality when it buys the security, using independent ratings or, for unrated securities, its own credit determination. When ratings don't agree, a fund may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the shareholders' best interests.

             For more information

             This prospectus doesn't tell you about every policy or risk of investing in the fund.

             If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

             Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund

         The investment advisor

         The fund's investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

         The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

         The advisor receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.52% of its average daily net assets.

         The portfolio managers

         Below are the people who handle the fund's day-to-day management:

         Philip G. Condon                     Matthew J. Caggiano
         Co-Lead Portfolio Manager              o Began investment career in
           o Began investment career              1989
             in 1976                            o Joined the advisor in 1991
           o Joined the advisor in 1983         o Joined the fund team in 1999
           o Joined the fund team in 2000

         Eleanor R. Brennan
         Co-Lead Portfolio Manager
           o Began investment career in 1986
           o Joined the advisor in 1995
           o Joined the fund team in 1999

How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.


These instructions are for buying and selling Class S shares, which are generally not available to new investors.

How to Buy, Sell and Exchange Class S Shares

Buying Shares Use these instructions to invest directly. Make out your check to "The Scudder Funds."

--------------------------------------------------------------------------------

First investment                          Additional investments
--------------------------------------------------------------------------------
$2,500 or more for regular accounts       $100 or more for regular accounts
$1,000 or more for IRAs                   $50 or more for IRAs
                                          $50 or more with an Automatic
                                          Investment Plan
--------------------------------------------------------------------------------
By mail or express (see below)
o Fill out and sign an application        Send a Scudder investment slip or
                                          short note that includes:
o Send it to us at the appropriate
  address, along with an investment       o fund and class name
  check
                                          o account number

                                          o check payable to "The Scudder Funds"
--------------------------------------------------------------------------------
By wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------
By phone

--                                        o Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------
With an automatic investment plan

o Fill in the information on your         o To set up regular investments from a
  application and include a voided check    bank checking account, call
                                            1-800-SCUDDER
--------------------------------------------------------------------------------

Using QuickBuy

--                                        o Call 1-800-SCUDDER
--------------------------------------------------------------------------------
On the Internet

o Go to "funds and prices" at             o Call 1-800-SCUDDER to ensure you
  www.scudderdirect.com                     have electronic services

o Print out a prospectus and a new        o Register at www.scudder.com
  account application
                                          o Follow the instructions for buying
o Complete and return the application       shares with money from your bank
  with your check                           account
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  Regular mail:

  First investment: The Scudder Funds, PO Box 219669, Kansas City, MO 64121-9669

  Additional investments: The Scudder Funds, PO Box 219664, Kansas City, MO 64121-9664

  Express, registered or certified mail:

  The Scudder Funds, 811 Main Street, Kansas City, MO 64105-2005

  Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares Use these instructions to exchange or sell shares in an account opened directly with Scudder.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------
$2,500 or more to open a new account      Some transactions, including most for
($1,000 or more for IRAs)                 over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
$100 or more for exchanges between        15
existing accounts
--------------------------------------------------------------------------------
By phone or wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------
Using SAIL(TM)

o Call 1-800-343-2890 and follow the      o Call 1-800-343-2890 and follow the
  instructions                              instructions
--------------------------------------------------------------------------------
By mail, express or fax
(see previous page)

Your instructions should include:         Your instructions should include:

o the fund, class, and account number     o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s), and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
--------------------------------------------------------------------------------

With an automatic withdrawal plan

--                                        o To set up regular cash payments from
                                            a Scudder account, call
                                            1-800-SCUDDER
--------------------------------------------------------------------------------

Using QuickSell

--                                        o Call 1-800-SCUDDER
--------------------------------------------------------------------------------
On the Internet

o Register at www.scudder.com             --

o Follow the instructions for making
  on-line exchanges
--------------------------------------------------------------------------------

Policies You Should Know About

             Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

             If you are investing through an investment provider, check the materials you got from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

             In either case, keep in mind that the information in this prospectus applies only to the fund's Class S shares. The fund does have other share classes, which are described in separate prospectuses and which have different fees, requirements, and services.

             In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-SCUDDER.

                  Policies about transactions

                  The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

                  You can place an order to buy or sell shares at any time. Once your order is received by Scudder Service Corporation, and they have determined that it is a "good order," it will be processed at the next share price calculated.

                  Because orders placed through investment providers must be forwarded to Scudder Service Corporation before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------
Questions? You can speak to a Scudder representative between 8 a.m. and 8 p.m. Eastern time on any fund business day by calling 1-800-SCUDDER.
--------------------------------------------------------------------------------

         When selling shares, you'll generally receive the dividend for the day on which your shares were sold.

         Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares. Call SAILTM, the Scudder Automated Information Line, at 1-800-343-2890.

         QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-SCUDDER.

         Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

         When you ask us to send or receive a wire, please note that while we don't charge a fee to receive wires, we will deduct a $5 fee from all wires sent from us to your bank. Your bank may charge its own fees for handling wires. The fund can only accept wires of $100 or more.

         Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject purchase orders, for these or other reasons.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------
The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to www.scudder.com.
--------------------------------------------------------------------------------

         When you want to sell more than $100,000 worth of shares, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

         A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

         Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 15 days) or when unusual circumstances prompt the SEC to allow further delays.

         How the fund calculates share price

         The price at which you buy shares is the net asset value per share, or NAV. To calculate NAV, each share class of the fund uses the following equation:

                   TOTAL ASSETS - TOTAL LIABILITIES
                  -----------------------------------        = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

         We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

       Other rights we reserve

       You should be aware that we may do any of the following:


       o withhold 31% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding


       o close your account and send you the proceeds if your balance falls below $1,000; charge you $10 a year if your account balance falls below $2,500; in either case, we will give you 60 days' notice so you can either increase your balance or close your account (these policies don't apply to retirement accounts, to investors with $100,000 or more in fund shares or in any case where a fall in share price created the low balance)

       o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

       o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash

       o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------
If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.
--------------------------------------------------------------------------------

Understanding Distributions and Taxes

         By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

         The fund has regular schedules for paying out any earnings to shareholders:

         o  Income dividends: declared daily and paid monthly

         o Short-term and long-term capital gains: November or December, or otherwise as needed

         You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. For retirement plans, reinvestment is the only option.


         Buying and selling fund shares will usually have tax consequences for you. Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.
--------------------------------------------------------------------------------
Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.
--------------------------------------------------------------------------------

             Dividends from the fund are generally tax free for most shareholders, meaning that investors can receive them without incurring federal, and (for some investors) state and local income tax liability. However, there are a few exceptions:

             o a portion of the fund's dividends may be taxable as ordinary income if it came from investments in taxable securities

             o because the fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT

             The following table shows the usual tax status of transactions in fund shares as well as that of any taxable distributions from the funds:

             Generally taxed at ordinary income rates
             -------------------------------------------------------------------
             o short-term capital gains from selling fund shares
             -------------------------------------------------------------------
             o taxable income dividends you receive from a fund
             -------------------------------------------------------------------
             o short-term capital gains distributions you receive from a fund
             -------------------------------------------------------------------
             Generally taxed at capital gains rates
             -------------------------------------------------------------------
             o taxable income dividends you receive from a fund
             -------------------------------------------------------------------
             o long-term capital gains distributions you receive from a fund
             -------------------------------------------------------------------

             Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

             Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

Notes
--------------------------------------------------------------------------------

To Get More Information


              Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get the reports automatically. For more copies, call (800) 621-1048.

              Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus). If you'd like to ask for copies of these documents, please contact Scudder or the SEC (see below). If you're a shareholder and have questions, please contact Scudder. Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

              SEC                                 Scudder Funds c/o
              450 Fifth Street, N.W.              Kemper Distributors, Inc.
              Washington, DC 20549-0102           222 South Riverside Plaza
              www.sec.gov                         Chicago, IL 60606-5808
              Tel (202) 942-8090                  www.kemper.com
                                                  Tel (800) 621-1048


              SEC File Number

              Kemper California Tax-Free Income Fund      811-3657

              Principal Underwriter
              Kemper Distributors, Inc.
              222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com E-mail info@kemper.com
              Tel (800) 621-1048

                                                                       LONG-TERM
                                                                       INVESTING
                                                                            IN A
                                                                      SHORT-TERM
                                                                       WORLD(SM)



              February 1, 2001

Prospectus
--------------------------------------------------------------------------------

                                            Kemper New York Tax-Free Income Fund

                                                                         Class S

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.



[LOGO] KEMPER FUNDS

Contents
--------------------------------------------------------------------------------


   How the Fund Works                     How to Invest in the Fund

     4  The Fund's Investment Strategy     11  How to Buy, Sell and
                                               Exchange Class S Shares
     5  The Main Risks of Investing
        in the Fund                        13  Policies You Should Know
                                               About
     6  The Fund's Performance History
                                           17  Understanding Distributions
     7  How Much Investors Pay                 and Taxes

     8  Other Policies and Risks

     9  Who Manages and Oversees
        the Fund

  How the Fund Works

  This fund invests mainly in New York municipal bonds and seeks income that is free from regular federal income tax as well as New York state and New York City income tax.

  Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency and you could lose money by investing in them.

  This prospectus offers Class S shares, which are generally not available to new investors.

--------------------------------------------------------------------------------
                                                           Class S
                                           fund number     326

  Kemper New York Tax-Free Income Fund
--------------------------------------------------------------------------------


             The Fund's Investment Strategy

             The fund seeks a high level of current income that is exempt from New York state and New York City income taxes and federal income taxes.

             The fund normally invests at least 80% of net assets in municipal securities whose income is free from regular federal income tax. In addition, the fund invests at least 65% of net assets in New York municipal securities and other securities that are exempt from New York state and New York City income taxes.

             The fund can buy many types of municipal securities. These may include revenue bonds (which are backed by revenues from a particular source), general obligation bonds (which are typically backed by the issuer's ability to levy taxes), as well as, to a limited extent, municipal lease obligations and investments representing an interest in these. The fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax.

             The portfolio managers look for securities that appear to offer the best income potential and normally prefer those that cannot be called in before maturity. In making their buy and sell decisions, the managers typically consider a number of factors, such as economic outlook and possible interest rate movements to specific security characteristics and changes in supply and demand within the municipal bond market.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

CREDIT QUALITY POLICIES Normally, at least 90% of the fund's municipal securities are in the top four grades of credit quality. Up to 10% of the fund's municipal securities may be junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default on payments.

             Although the managers may adjust the fund's dollar-weighted average maturity (the effective maturity of the fund's portfolio), they generally intend to keep it over 15 years. Also, while they're permitted to use various types of derivatives (contracts whose value is based on, for example, indices, commodities or securities), the managers don't intend to use them as principal investments and may not use them at all.


             The Main Risks of Investing in the Fund

             There are several risk factors that could reduce the yield you get from the fund, cause you to lose money or make the fund perform less well than other investments.

             As with most bond funds, one of the most important factors is market interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. An increase in the fund's dollar-weighted average maturity could make it more vulnerable to this risk. Changes in interest rates will also affect the fund's yield; when rates decline, fund yield tends to decline as well.

             A second factor is credit quality. If a portfolio security declines in credit quality it could hurt the fund's share price, or if a portfolio security goes into default, it could hurt both the fund's yield and share price. This risk is greater with junk bonds. The fact that the fund may focus on securities from a single state increases this risk, because any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, a downturn in the financial industry could bring on a fiscal crisis in New York City, which has experienced such crises before.

             Similarly, because the fund isn't diversified and can invest a larger percentage of assets in a given issuer than a diversified fund, factors affecting the issuer could affect fund performance.

                  Other factors that could affect performance include:

                  o the managers could be wrong in their analysis of interest rate trends, credit quality or other matters

                  o        derivatives could produce disproportionate losses

                  o political or legal actions could change the way the fund's dividends are taxed

                  o at times, market conditions might make it hard to value some investments or to get an attractive price for them

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This fund is designed for New York resident taxpayers who are investing for the long term and are interested in tax-free income.

The Fund's Performance History


While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know. The bar chart shows how the performance figures for the fund's Class A shares have varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did returns for Class A would be lower. The table shows how the performance for the fund's Class A shares compares with a broad-based market index (which, unlike the fund, has no fees or expenses). The table includes the effect of Class A shares' maximum sales load. The performance of both the fund and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.


Kemper New York Tax-Free Income Fund
--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1991           13.39
1992            9.43
1993           12.95
1994           -4.95
1995           17.98
1996            2.54
1997            8.89
1998            6.00
1999           -4.15
2000           12.08


Best Quarter: 6.44%, Q1 1995               Worst Quarter: -4.47%, Q1 1994


--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2000
--------------------------------------------------------------------------------
                                                                      Since
                                 Since       Since       Since        12/31/85
                                 12/31/99    12/31/95    12/31/90     Life of
                                 1 Year      5 Years     10 Years     Fund
--------------------------------------------------------------------------------
Fund -- Class A                   7.04       3.87        6.50         6.78
--------------------------------------------------------------------------------
Index                            11.68       5.84        7.32         8.10
--------------------------------------------------------------------------------

Index: Lehman Brothers Municipal Bond Index, a widely recognized unmanaged measure of approximately 15,000 bonds.

In both the table and the chart, returns for 1991 would have been lower if operating expenses hadn't been reduced.

Class S does not have a full calendar year of performance and past performance data is not provided. Although Class A shares are not offered in this prospectus, they are invested in the same portfolio. Class S shares' annual returns differ only to the extent that the classes have different fees and expenses.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold Class S shares of the fund.

--------------------------------------------------------------------------------
Fee Table                                                           Class S
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment                  None
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                       0.54%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                              None
--------------------------------------------------------------------------------
Other Expenses                                                       0.15%*
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                      0.69%
--------------------------------------------------------------------------------


* Includes a fixed administrative fee of 0.15%. Class S shares will be issued in connection with the proposed acquisition by the fund of the net assets of Scudder New York Tax Free Income Fund. On or before the closing of this transaction, the fund will enter into an administrative services agreement pursuant to which the advisor will provide or pay others to provide substantially all of the administrative services required by the fund.



Based on the figures above, this example helps you compare each share class's expenses to those of other mutual funds. The example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                            1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Class S shares                       $71        $221         $384        $859
--------------------------------------------------------------------------------

Other Policies and Risks


             While the sections on the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

             o Although major changes tend to be infrequent, the fund's Board could change the fund's investment goal without seeking shareholder approval. However, the policy of investing at least 80% of net assets in municipal securities for the fund cannot be changed without shareholder approval.

             o As a temporary defensive measure, the fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the fund was not pursuing its goal. Temporary investments may be taxable.

             o The investment advisor establishes a security's credit quality when it buys the security, using independent ratings or, for unrated securities, its own credit determination. When ratings don't agree, a fund may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the shareholders' best interests.


             For more information

             This prospectus doesn't tell you about every policy or risk of investing in the fund.

             If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

             Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Fund


             The investment advisor

             The fund's investment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, NY. The advisor has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

             The advisor's asset management teams include investment professionals, economists, research analysts, traders and other investment specialists, located in offices across the United States and around the world.

             The advisor receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.55% of its average daily net assets.

             The portfolio managers

             Below are the people who handle the fund's day-to-day management:

             Ashton P. Goodfield                Philip G. Condon
             Co-Lead Portfolio Manager          Co-Lead Portfolio Manager
              o Began investment career          o Began investment career
                in 1986                            in 1976
              o Joined the advisor in 1986       o Joined the advisor in 1983
              o Joined the fund team in 1999     o Joined the fund team in 2000

How to Invest in the Fund


  The following pages tell you how to invest in the fund and what to expect as a shareholder. If you're investing directly with Scudder, all of this information applies to you.


  If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.


  These instructions are for buying and selling Class S shares, which are generally not available to new investors.

How to Buy, Sell and Exchange Class S Shares


Buying Shares Use these instructions to invest directly. Make out your check to "The Scudder Funds."
--------------------------------------------------------------------------------
First investment                          Additional investments
--------------------------------------------------------------------------------
$2,500 or more for regular accounts       $100 or more for regular accounts

$1,000 or more for IRAs                   $50 or more for IRAs

                                          $50 or more with an Automatic
                                          Investment Plan
--------------------------------------------------------------------------------
By mail or express (see below)            Send a Scudder investment slip or
                                          short note that includes:
o Fill out and sign an application
                                          o fund and class name
o Send it to us at the appropriate
  address, along with an investment       o account number
  check
                                          o check payable to "The Scudder Funds"
--------------------------------------------------------------------------------
By wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------
By phone

--                                        o Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------
With an automatic investment plan

o Fill in the information on your         o To set up regular investments from a
  application and include a voided check    bank checking account, call
                                            1-800-SCUDDER
--------------------------------------------------------------------------------
Using QuickBuy

--                                        o Call 1-800-SCUDDER
--------------------------------------------------------------------------------
On the Internet

o Go to "funds and prices" at             o Call 1-800-SCUDDER to ensure you
  www.scudder.com                           have electronic services

o Print out a prospectus and a new        o Register at www.scudder.com
  account application
                                          o Follow the instructions for buying
o Complete and return the application       shares with money from your bank
  with your check                           account
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
  Regular mail:
  First investment: The Scudder Funds, PO Box 219669, Kansas City, MO 64121-9669

  Additional investments: The Scudder Funds, PO Box 219664, Kansas City, MO 64121-9664

  Express, registered or certified mail:
  The Scudder Funds, 811 Main Street, Kansas City, MO 64105-2005

  Fax number: 1-800-821-6234 (for exchanging and selling only)

Exchanging or Selling Shares Use these instructions to exchange or sell shares in an account opened directly with Scudder.

--------------------------------------------------------------------------------
Exchanging into another fund              Selling shares
--------------------------------------------------------------------------------
$2,500 or more to open a new account      Some transactions, including most for
($1,000 or more for IRAs)                 over $100,000, can only be ordered in
                                          writing; if you're in doubt, see page
$100 or more for exchanges between        15
existing accounts
--------------------------------------------------------------------------------
By phone or wire

o Call 1-800-SCUDDER for instructions     o Call 1-800-SCUDDER for instructions
--------------------------------------------------------------------------------
Using SAIL(TM)

o Call 1-800-343-2890 and follow the      o Call 1-800-343-2890 and follow the
  instructions                              instructions
--------------------------------------------------------------------------------
By mail, express or fax
(see previous page)

Your instructions should include:         Your instructions should include:

o the fund, class, and account number     o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s), and
  address, as they appear on your         o a daytime telephone number
  account

o a daytime telephone number
--------------------------------------------------------------------------------
With an automatic withdrawal plan

--                                        o To set up regular cash payments from
                                            a Scudder account, call
                                            1-800-SCUDDER
--------------------------------------------------------------------------------
Using QuickSell

--                                        o Call 1-800-SCUDDER
--------------------------------------------------------------------------------
On the Internet

o Register at www.scudder.com            --

o Follow the instructions for making
  on-line exchanges
--------------------------------------------------------------------------------

Policies You Should Know About


             Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

             If you are investing through an investment provider, check the materials you got from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

             In either case, keep in mind that the information in this prospectus applies only to the fund's Class S shares. The fund does have other share classes, which are described in separate prospectuses and which have different fees, requirements, and services.

             In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-SCUDDER.

             Policies about transactions

             The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

             You can place an order to buy or sell shares at any time. Once your order is received by Scudder Service Corporation, and they have determined that it is a "good order," it will be processed at the next share price calculated.

             Because orders placed through investment providers must be forwarded to Scudder Service Corporation before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

                  Questions? You can speak to a Scudder representative between 8 a.m. and 8 p.m. Eastern time on any fund business day by calling 1-800-SCUDDER.

             When selling shares, you'll generally receive the dividend for the day on which your shares were sold.

             Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares. Call SAILTM, the Scudder Automated Information Line, at 1-800-343-2890.

             QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-SCUDDER.

             Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

             When you ask us to send or receive a wire, please note that while we don't charge a fee to receive wires, we will deduct a $5 fee from all wires sent from us to your bank. Your bank may charge its own fees for handling wires. The fund can only accept wires of $100 or more.

             Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject purchase orders, for these or other reasons.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

                  The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to www.scudder.com.

             When you want to sell more than $100,000 worth of shares, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

             A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

             Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 15 days) or when unusual circumstances prompt the SEC to allow further delays.

             How the fund calculates share price

             The price at which you buy shares is the net asset value per share, or NAV. To calculate NAV, each share class of the fund uses the following equation:

               TOTAL ASSETS - TOTAL LIABILITIES
             -------------------------------------  = NAV
              TOTAL NUMBER OF SHARES OUTSTANDING

             We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

             Other rights we reserve

             You should be aware that we may do any of the following:


             o withhold 31% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding


             o close your account and send you the proceeds if your balance falls below $1,000; charge you $10 a year if your account balance falls below $2,500; in either case, we will give you 60 days' notice so you can either increase your balance or close your account (these policies don't apply to retirement accounts, to investors with $100,000 or more in fund shares or in any case where a fall in share price created the low balance)

             o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

             o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash

             o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

                  If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

Understanding Distributions and Taxes

             By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

             The fund has regular schedules for paying out any earnings to shareholders:

             o  Income dividends: declared daily and paid monthly

             o Short-term and long-term capital gains: November or December, or otherwise as needed

             You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without sales charges. For retirement plans, reinvestment is the only option.

             Buying and selling fund shares will usually have tax consequences for you. Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

             Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

             Dividends from the fund are generally tax free for most shareholders, meaning that investors can receive them without incurring federal, and (for some investors) state and local income tax liability. However, there are a few exceptions:

             o a portion of the fund's dividends may be taxable as ordinary income if it came from investments in taxable securities

             o because the fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT

             The following table shows the usual tax status of transactions in fund shares as well as that of any taxable distributions from the funds:

             Generally taxed at ordinary income rates
             -------------------------------------------------------------------
             o short-term capital gains from selling fund shares
             -------------------------------------------------------------------
             o taxable income dividends you receive from a fund
             -------------------------------------------------------------------
             o short-term capital gains distributions you receive from a fund
             -------------------------------------------------------------------

             Generally taxed at capital gains rates
             -------------------------------------------------------------------
             o taxable income dividends you receive from a fund
             -------------------------------------------------------------------
             o long-term capital gains distributions you receive from a fund
             -------------------------------------------------------------------

             Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

             Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

Notes
--------------------------------------------------------------------------------

To Get More Information


              Shareholder reports -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get the reports automatically. For more copies, call (800) 621-1048.

              Statement of Additional Information (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus). If you'd like to ask for copies of these documents, please contact Scudder or the SEC (see below). If you're a shareholder and have questions, please contact Scudder. Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.

              SEC                              Scudder Funds c/o
              450 Fifth Street, N.W.           Kemper Distributors, Inc.
              Washington, DC 20549-0102        222 South Riverside Plaza
              www.sec.gov                      Chicago, IL 60606-5808
              Tel (202) 942-8090               www.kemper.com
                                               Tel (800) 621-1048





             SEC File Number

             Kemper New York Tax-Free Income Fund        811-3657






             Principal Underwriter
             Kemper Distributors, Inc.
             222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com E-mail info@kemper.com
             Tel (800) 621-1048

                          KEMPER TAX-FREE INCOME FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 2001

              Kemper State Tax-Free Income Series ("State Trust"):
              ----------------------------------------------------
           Kemper California Tax-Free Income Fund ("California Fund")
             Kemper New York Tax-Free Income Fund ("New York Fund")
                        (collectively the "State Funds")

                                 Class S shares

               222 South Riverside Plaza, Chicago, Illinois 60606
                                  1-800-SCUDDER


This Statement of Additional Information is not a prospectus. It is the combined Statement of Additional Information for the Class S shares of the Funds. It should be read in conjunction with the prospectus for the California Fund and the New York Fund, each dated February 1, 2001. Each prospectus may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or calling 1-800-SCUDDER.


                                TABLE OF CONTENTS

INVESTMENT RESTRICTIONS.......................................................2


INVESTMENTS...................................................................3

INVESTMENT POLICIES AND TECHNIQUES...........................................19

DIVIDENDS AND TAXES..........................................................26

NET ASSET VALUE..............................................................28

PERFORMANCE..................................................................29

INVESTMENT ADVISOR AND UNDERWRITER...........................................33

BROKERAGE COMMISSIONS........................................................35

PURCHASE, REPURCHASE AND REDEMPTION OF SHARES................................36

REDEMPTION OR REPURCHASE OF SHARES...........................................36

SPECIAL FEATURES.............................................................39

ADDITIONAL TRANSACTION INFORMATION...........................................41

OFFICERS AND TRUSTEES........................................................42

CAPITAL STRUCTURE............................................................46



The financial statements appearing in the Funds' August 31, 2000 Annual Reports to Shareholders are incorporated herein by reference. The financial statements for the Funds for which this Statement of Additional Information is requested accompany this document and may also be obtained by calling 1-800-SCUDDER.

           Kemper California Tax-Free Income Fund ("California Fund")
             Kemper New York Tax-Free Income Fund ("New York Fund")
                        (collectively the "State Funds")

                                 Class S shares



The Funds offer multiple classes of shares. Class S is offered in this Statement of Additional Information. Each class has its own important features and policies. The Funds also have three other share classes offered in a separate prospectus and Statement of Additional Information.

                             INVESTMENT RESTRICTIONS

Certain fundamental investment restrictions have been adopted for each Fund which cannot be changed for a Fund without approval of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, as amended, (the "1940 Act") this means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

Each Fund has elected to be classified as non-diversified series of an open-end investment company.

Each Fund may not, as a fundamental policy:

         1. Concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         2.       Make  loans  except as  permitted  under the 1940 Act,  and as
                  interpreted  or  modified  by  regulatory   authority   having
                  jurisdiction from time to time.

         3.       Borrow money,  except as permitted  under the 1940 Act, and as
                  interpreted  or  modified  by  regulatory   authority   having
                  jurisdiction, from time to time.

         4.       Purchase  physical   commodities  or  contracts   relating  to
                  physical commodities.

         5. Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities.

         6. Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

         7. Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. In the event a Fund acquires illiquid assets as a result of the exercise of a security interest relating to municipal securities, a Fund will dispose of such assets as promptly as possible. Although no Fund has the current intention to do so, a Fund may invest more than 25% of its net assets in industrial development bonds. For purposes of diversification, identification of the issuer of a municipal security depends on the terms and conditions of the obligation. Each Fund considers the issuer to be the party with the primary financial obligation for the issue. The Funds did not borrow money as permitted by the investment restrictions in the latest fiscal year. Neither of the Funds has any present intention of borrowing during the current year.

Each Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. Each Fund may not:

         (1) borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

         (2) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments,
                  (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

         (3) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

         (4) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

         (5) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

         (6) lend portfolio securities in an amount greater than 5% of its total assets; and

         (7)      Invest more than 15% of net assets in illiquid securities.

Interfund Borrowing and Lending Program. Each Fund has received exemptive relief from the SEC which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging).

Master/feeder fund structure. The Board of Trustees has the discretion to retain the current distribution arrangement for the Funds while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                                   INVESTMENTS

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage (such as hedging, etc.) or a financial instrument which a Fund may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Zurich Scudder Investments, Inc. (the "Advisor"), in its discretion, might, but is not required to, use in managing a Fund's portfolio assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for each Fund, but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund's performance.

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether a Fund remains an appropriate investment in light of their then current financial position and needs. The net asset value of a Fund's shares will increase or decrease with changes in the market price of each Fund's investments, and there can be no assurance that a Fund's objective will be met.


Each Fund is an open-end management investment company which continuously offers and redeems shares at net asset value. Each Fund is a company of the type commonly known as a mutual fund.


Under normal conditions, as a fundamental investment policy, the California Fund will maintain at least 80% of its net assets in obligations issued by or on behalf of California, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income taxes and California State income tax ("California Municipal Securities"). Under normal conditions, as a fundamental investment policy, the New York Fund will maintain
(1) at least 80% of its net assets in obligations issued by or on behalf of territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income taxes and (2) at least 65% of its total assets in New York municipal securities and other securities that are exempt from New York state and New York city income taxes ("New York Municipal Securities" and collectively with the California Municipal Securities, the "Municipal Securities" or "municipal securities"). The Funds may invest in "private activity bonds." The Funds currently do not consider private activity bonds to be Municipal Securities for purposes of the 80% limitation. Although no Fund has the current intention to do so, a Fund may invest more than 25% of its net assets in industrial development bonds. Each Fund is designed for persons who are seeking a high level of income exempt from federal income taxes and from income taxes of a particular state. Through a single investment in shares of a Fund, investors receive the benefits of professional management and liquidity. Additionally, each Fund offers the economic advantages of block purchases of securities and relief from administrative details such as accounting for distributions and the safekeeping of securities. The tax exemption of Fund dividends for federal income tax and, if applicable, particular state or local tax purposes does not necessarily result in exemption under the income or other tax laws of any other state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of interest income and investments, and shareholders are advised to consult their own tax advisors as to the status of their accounts under state and local tax laws. The Funds may not be appropriate investments for qualified retirement plans and Individual Retirement Accounts.

KEMPER CALIFORNIA TAX-FREE INCOME FUND ("California Fund") seeks a high level of current income exempt from federal and California state income taxes. At least 90% of the Municipal Securities will, at the time of purchase, be within the four highest ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch IBCA, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") or any other Nationally Recognized Statistical Rating Organization or will be of comparable quality as determined by the Fund's Advisor, provided that up to 10% of the Fund's net assets may be invested without regard to this limitation. From time to time, the Fund may purchase insurance on the securities in the Fund's portfolio. While such insurance provides protection against default of the issuer, it does not protect against a decline in the value of a security as a result of market conditions. In addition, the Fund may invest in certificates of participation, inverse floaters, and advance refunded bonds, may purchase or sell portfolio securities on a when-issued or delayed delivery basis, and may engage in strategic transactions, including derivatives. Currently, it is anticipated that not more than 5% of the net assets of the Fund will be invested in tax-exempt leases during the coming year.

KEMPER NEW YORK TAX-FREE INCOME FUND ("New York Fund") seeks a high level of current income exempt from federal, New York State and New York City income taxes. At least 90% of the Municipal Securities will, at the time of purchase, be within the four highest ratings of Moody's, S&P, Fitch or Duff or any other Nationally Recognized Statistical Rating Organization or will be of comparable quality as determined by the Fund's Advisor, provided that up to 10% of the Fund's net assets may be invested without regard to this limitation. From time to time, the Fund may purchase insurance on the securities in the Fund's portfolio. While such insurance provides protection against default of the issuer, it does not protect against a decline in the value of a security as a result of market conditions. In addition, the Fund may invest in certificates of participation, inverse floaters, and advance refunded bonds, may purchase or sell portfolio securities on a when-issued or delayed delivery basis, and may engage in strategic transactions, including derivatives.


Changes  in  portfolio   securities   are  made  on  the  basis  of   investment
considerations and it is against the policy of management to make changes for trading purposes.



Municipal Securities. Each Fund invests principally in "Municipal Securities," which are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include:

         o        to refund outstanding obligations

         o        to obtain funds for general operating expenses

         o to obtain funds to loan to other public institutions and facilities.

The two general classifications of Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.

The yields on Municipal Securities are dependent on a variety of factors, including general money market conditions, general conditions of the Municipal Securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the Municipal Securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields while Municipal Securities of the same maturity and coupon with different ratings may have the same yield.

The Funds may invest in tax-exempt leases. A tax-exempt lease is an obligation, often a lease purchase or installment contract, pursuant to which a governmental user of a capital asset, such as an item of equipment, agrees to make payments of the purchase price plus interest over a period of years, normally with the right to purchase the asset at the termination of the lease for a nominal amount. Tax-exempt leases normally have a term of only two to seven years, a relatively short period of time, and often have a higher interest rate than tax-exempt investments of a comparable term. Currently, it is anticipated that not more than 5% of the net assets of a Fund will be invested in tax-exempt leases during the coming year.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Special Risk Factors. The following information as to certain risk factors is given to investors because each State Fund concentrates its investments in Municipal Securities of a particular state. Such information constitutes only a summary, does not purport to be a complete description and is based upon information from official statements relating to securities offerings of state issuers. Investors should remember that rating agencies do change ratings periodically so that ratings mentioned here may have changed.

California Fund. As described in the California Fund's prospectus, the Fund will invest in bonds issued by the State of California or its political subdivisions. The Fund is therefore subject to various statutory, political and economic factors unique to the State of California. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on California securities owned by the Fund. The information is derived from various public sources, all of which are available to investors generally, and which the Fund believes to be accurate. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of this Statement of Additional Information from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California. While the Advisor has not independently verified such information, the Advisor has no reason to believe that such information is not correct in all material respects.

1995-96 through 1997-98 Fiscal Years

With the end of the recession of the early 1990's and a growing economy beginning in 1995, the State's financial condition improved markedly through a combination of increasing revenues, slowdown in growth of social welfare programs, and continued spending restraint. The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (approximately $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98 and $1.7 billion in 1998-99) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97and to fund new program incentives in 1998-1999. The accumulated budget deficit from the recession years was eliminated.

1998-99 Fiscal Year Budget

The following were major features of the 1998 Budget Act and certain additional fiscal bills enacted before the end of the legislative session:

The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element was a bill which provided for a phased-in reduction of the Vehicle License Fee ("VLF"). Since the VLF is transferred to cities and counties under existing law, the bill provided for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF was reduced by 25 percent, at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter.

In addition to the cut in VLF, the 1998-99 budget included both temporary and permanent increases in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, and less in future years), a nonrefundable renter's tax credit ($133 million), and various targeted business tax credits ($106 million).

Proposition 98 funding for K-14 schools was increased by $1.7 billion in General Fund moneys over revised 1997-98 levels, approximately $300 million higher than the minimum Proposition 98 guarantee. Of the 1998-99 funds, major new programs included money for instructional and library materials, previously deferred maintenance, support for increasing the school year to 180 days and reduction of class sizes in Grade 9.

Funding for higher education increased substantially above the actual 1997-98 level. General Fund support was increased by $340 million (15.6 percent) for the University of California and $267 million (14.1 percent) for the California State University system. In addition, Community Colleges funding increased by $300 million (6.6 percent).

The budget included increased funding for health, welfare and social services programs. A 4.9 percent grant increase was included in the basic welfare grants, the first increase in those grants in nine years.

Funding for the judiciary and criminal justice programs increased approximately 11 percent over 1997-98; primarily to reflect increased State support for local trial courts and rising prison population.

Major legislation enacted after the 1998 Budget Act included new funding for resources projects, a share of the purchase of the Headwaters Forest, funding for the Infrastructure and Economic Development Bank ($50 million) and funding for the construction of local jails. The State realized savings of $433 million from a reduction in the State's contribution to the State Teacher's Retirement System in 1998-99.

1999-2000 Fiscal Year Budget

The following were major features of the 1999 Budget Act:

Proposition 98 funding for K-12 schools was increased by $1.6 billion in General Fund moneys over revised 1998-99 levels, $108.6 million higher than the minimum Proposition 98 guarantee. Of the 1999-2000 funds, major new programs included money for reading improvement, new textbooks, school safety, improving teacher quality, funding teacher bonuses, providing greater accountability for school performance, increasing preschool and after school care programs and funding deferred maintenance of school facilities.

Funding for higher education increased substantially above the actual 1998-99 level. General Fund support was increased by $184 million (7.3 percent) for the University of California and $126 million (5.9 percent) for the California State University system. In addition, Community Colleges funding increased by $324.3 million (6.6 percent). As a result, undergraduate fees at the University of California and the California State University System were reduced for the second consecutive year, and the per-unit charge at Community Colleges was reduced by $1.

The Budget included increased funding of nearly $600 million for health and human services.

About $800 million from the General Fund were directed toward infrastructure costs, including $425 million in additional funding for the Infrastructure Bank, initial planning costs for a new prison in the Central Valley, additional equipment for train and ferry service, and payment of deferred maintenance for state parks.

The Legislature enacted a one-year additional reduction of 10 percent of the VLF for calendar year 2000, at a General Fund cost of about $250 million in each of FY 1999-2000 and 2000-01 to make up lost funding to local governments. Conversion of this one-time reduction to a permanent cut will remain subject to the revenue tests in the legislation adopted in the prior year.

A one-time appropriation of $150 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990's. Additionally, an ongoing $50 million was appropriated as a subvention to cities for jail booking or processing fees charged by counties when an individual arrested by city personnel is taken to a county detention facility.

The State's Legislative Analyst ("LAO") issued a report in February 2000 indicating General Fund revenues for the 18-month period (January 2000 through June 2001) could be as much as $4.2 billion higher than the 2000-01 Governor's Budget estimates. The LAO estimate was issued after analyzing actual revenue from December 1999 and January 2000, which were not available at the time the Governor's Budget estimate were prepared. The LAO report assumed the continuation of strong economic growth in the State during this period

Proposed 2000-01 Fiscal Year Budget

On January 10, 2000 Governor Davis release his proposed budget for Fiscal Year 2000-01. The 2000-01 Governor's Budget generally reflects that General Fund revenues for Fiscal Year 1999-2000 will be higher than projection made at the time of the 1999 Budget Act.

The Governor's Budget projects General Fund revenues and transfers in 2000-01 of $68.2 billion. This includes anticipated payment from the tobacco litigation settlement of $387.9 million and the receipt of a one-time revenue from the sale of assets. More accurate revenue estimates will be available in May and June before the adoption of the Budget. The Governor has proposed $167 million in tax reduction initiatives.

The Governor's Budget proposed General Fund expenditure of $68.8 billion. Included in the Budget are set-asides of $500 million for legal contingencies and $100 million for various one-time legislative initiatives. Based on the proposed revenue and expenditures, the Governor's Budget projects the June 30, 2001 balance in the SFEU to be $1.238 billion.

Constitutional, Legislative and Other Factors

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

Revenue Distribution. Certain Debt Obligations in the Portfolio may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities is unclear.

Health Care Legislation. Certain Debt Obligations in the Portfolio may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Debt Obligations.

The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program.
Historically,  the Medi-Cal  program has  provided  for a  cost-based  system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is
made  on  a  flat  per  diem   payment   basis  for  all
services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

These Debt Obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Debt Obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. The Office of Statewide Health Planning and Development commissioned various studies commencing in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. The most recent study, prepared in December 1998 by Ernst & Young LLP, concluded, among other things, that although the fund would not meet California private insurance reserve standards, reserves were sufficient and, assuming "normal and expected" conditions, the Health Facility Construction Loan Insurance Fund, as of June 30, 1998, should maintain a positive balance over the long term.

Mortgages and Deeds. Certain Debt Obligations in the Portfolio may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale after expiration of the three-month reinstatement period which notice of sale must be given at least 20 days before the scheduled sale date. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

Certain Debt Obligations in the Portfolio may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single-family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

Proposition 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

Proposition 13. Certain of the Debt Obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

Proposition 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

Permits these provisions to be amended exclusively by the voters of the State of California.

In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, (1991) 230 Cal. App. 3d 1058, subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

In Santa Clara Local Transportation Authority v. Guardino, (Sept. 28, 1995) 11 Cal. 4th 220, reh'g denied, modified (Dec. 14, 1995) 12 Cal. 4th 344e, the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the City of Westminster decision, because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on charter cities or on taxes imposed in reliance on the City of Woodlake case.

In McBrearty v. City of Brawley, 59 Cal. App. 4th 1441, 69 Cal. Rptr. 2d 862 (Cal. Ct. App. 1997), the Court of Appeal held that the city of Brawley must either hold an election or cease collection of utility taxes that were not submitted to a vote. In 1991, the city of Brawley adopted an ordinance imposing a utility tax on its residents and began collecting the tax without first seeking voter approval. In 1996, the taxpayer petitioned for writ of mandate contending that Proposition 62 required the city to submit its utility tax on residents to vote of local electorate. The trial court issued a writ of mandamus and the city appealed.

First, the Court of Appeal held that the taxpayer's cause of action accrued for statute of limitation purposes at the time of the Guardino decision rather than at the time when the city adopted the tax ordinance which was July 1991. Second, the Court held that the voter approval requirement in Proposition 62 was not an invalid mechanism under the state constitution for the involvement of the electorate in the legislative process. Third, the Court rejected the city's argument that Guardino should only be applied on a prospective basis. Finally, the Court held Proposition 218 (see discussion below) did not impliedly protect any local general taxes imposed prior January 1, 1995 against challenge.

Assembly Bill 1362 (Mazzoni), introduced February 28, 1997, which would have made the Guardino decision inapplicable to any tax first imposed or increased by an ordinance or resolution adopted before December 14, 1995, was vetoed by the Governor on October 11, 1997. The California State Senate had passed the Bill on May 16, 1996 and the California State Assembly had passed the bill on September 11, 1997. It is not clear whether the Bill, if enacted, would have been constitutional as a non-voted amendment to Proposition 62 or as a non-voted change to Proposition 62's operative date.

Proposition 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments approved by voters on or after January 1, 1989.

Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

Proposition 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

Proposition  218.  On  November  5,  1996,  the  voters  of the  State  approved
Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act" ("Proposition 218"). Proposition 218 adds Articles XIII C and XIII D to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court. For example, as discussed below, a California appellate court in the case of Consolidated Fire Protection Dist. et. al. v. Howard Jarvis Taxpayers Assoc. 63 Cal. App., 4th 211 (1998) upheld one of the provisions of Proposition 218 that allows a majority of affected property owners to defeat local government attempts to increase certain property based fees or charges.

Article XIII C of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund. Proposition 218 also provides that any general tax imposed, extended or increased without voter approval by any local government on or after January 1, 1995 and prior to November 6, 1996 shall continue to be imposed only if approved by a majority vote in an election held within two years of November 6, 1996.

Article XIII C of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the March 6, 1995 State Supreme Court decision in Rossi v. Brown, which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi v. Brown by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

The initiative power granted under Article XIII C of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

Article XIII D of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

Article XIII D of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. This aspect of Proposition 218, section 4 of Article XIIID, was found not to constitute an unlawful referendum pursuant to
Article II, section 9 of the California Constitution. Following Guardino, supra, in this regard, the court held that these "balloting procedures " were constitutional. Consolidated Fire Protection Dist., supra, at 225-26. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

New York Fund. As described in the New York Fund's prospectus, the Fund will invest in bonds issued by the State of New York or its political subdivisions.
The Fund is therefore subject to various statutory, political and economic factors unique to the State of New York. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on New York securities owned by the Fund. The information is derived from various public sources, all of which are available to investors generally, and which the Fund believes to be accurate. Some of the significant financial considerations relating to the New York Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Obligations to meet their financial obligations.

Certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. Although several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's in recent years, S&P and Moody's have recently placed the debt obligations of New York State and New York City on CreditWatch with positive implications and upgraded the debt obligations of New York City, respectively. Strong demand for New York Municipal Obligations has also at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although as of the date of this Statement of Additional Information, no issuers of New York Municipal Obligations are in default with respect to the payment of their Municipal Obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the Fund's portfolio.

State Economy. New York is one of the most populous states in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

There  can  be  no  assurance   that  the  State  economy  will  not  experience
worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

State Budget. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The State's current fiscal year began on April 1, 2000 and ends on March 31, 2001. On March 30, 2000, the State adopted the debt service portion of the State budget for the 2000-01 fiscal year; the remainder of the budget was enacted by the State Legislature on May 5, 2000, 35 days after the statutory deadline of April 1. The Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the current fiscal year, the State enacted interim appropriations that permitted the State to continue its operations.

In 2000-01, General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated at $38.92 billion, an increase of $1.75 billion or 4.72 percent over 1999-2000. Projected spending under the 2000-01 enacted budget is $992 million above the Governor's Executive Budget recommendations, including 30-day amendments submitted January 31, 2000.

The 2000-01 Financial Plan projects closing balances in the General Fund and other reserves of $3.2 billion, including $1.71 billion in the General Fund. This closing balance is comprised of $675 million in reserves for potential labor costs resulting from new collective bargaining agreements and other spending commitments, $547 million in the Tax Stabilization Reserve Fund
("TSRF") (for use in case of unanticipated deficits), $150 million in the Contingency Reserve Fund ("CRF") (which helps offset litigation risks), and $338 million in the Community Projects Fund ("CPF") (which finances legislative initiatives). In addition to the $1.71 billion balance in the General Fund, $1.2 billion is projected for reserve in the STAR Special Revenue Fund and $250 million in the Debt Reduction Reserve Fund (?DRRF?).

Several developments arising from negotiations on the budget will affect State finances in subsequent years. First, a portion of Legislative additions to the 2000-01 Executive Budget will recur at higher spending levels in 2001-02 and beyond, including increased funding for school aid, tuition assistance, and prescription drug coverage for the elderly. Second, the Legislature enacted the Debt Reform Act of 2000 ("Debt Reform Act"). The Debt Reform Act, which applies to new State-supported debt issued on or after April 1, 2000, imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital purposes only, and restricts the maximum term of State debt issuances to no more than 30 years. Finally, the State adopted an additional tax relief package that will reduce tax receipts by $1.2 billion when fully effective; this package includes the elimination or reduction of gross receipts tax on energy ($330 million), the expansion of the "Power for Jobs" energy tax credit program ($125 million), a college tuition deduction or credit taken against personal income taxes ($200 million), and reduction of the marriage penalty for taxpayers who file jointly ($200 million).

The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2000-01 fiscal year, the General Fund (exclusive of transfers) is expected to account for approximately 46.6 percent of all Governmental funds disbursements and 67.8 percent of total State funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

Total General Fund receipts and transfers from other funds are projected to be $39.72 billion in 2000-01, an increase of $2.32 billion over 1999-2000. Total General Fund disbursements and transfers to other funds are projected to be $38.92 billion, an increase of $1.75 billion over 1999-2000. Total General Fund receipts and transfers from other funds in 2000-01 are projected to be $39.72 billion, an increase of $2.32 billion from the $37.40 billion recorded in 1999-2000. This total includes $36.35 billion in tax receipts, $1.34 billion in miscellaneous receipts, and $2.03 billion in transfers from other funds. The transfer of $3.4 billion in net resources through the tax refund reserve account from 1999-2000 to the 2000-01 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing reported 1999-2000 figures and inflating 2000-01 projections.

General Fund disbursements, including transfers to support capital projects, debt service and other funds, are currently estimated at $38.92 billion in 2000-01, an increase of $1.75 billion or 4.7 percent over 1999-2000. Following the pattern of the last three fiscal years, education programs receive the largest share of increased funding in the 2000-01 Financial Plan. School aid is projected to grow by $850 million or 8.0 percent over 1999-2000 (on a State fiscal year basis). Spending on other local education and higher education programs will also increase significantly from the prior year, growing by $376 million or 13.3 percent. Outside of education, the largest growth in spending is for State operations ($507 million) and general State charges ($104 million).

Projected spending in the 2000-01 Financial Plan is $992 million above the Executive Budget projections. The increase in General Fund spending is comprised of legislative additions to the Executive Budget (primarily in education), offset by various spending reestimates, including lower projected spending for Medicaid, welfare, debt service and general State charges.

The Financial Plan also reflects the use of resources from the Health Care Reform Act of 2000 ("HCRA 2000") that will help finance several health and mental hygiene programs in Special Revenue Funds, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services.

Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. There can also be no assurance that the Legislature will enact into law the Governor's Executive Budget, as amended, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth therein.

Over the long term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage, bonus, and unemployment levels that are significantly different from those embodied in the 2000-01 Financial Plan forecast. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected.

An ongoing risk to the 2000-01 Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The 2000-01 Financial Plan contains projected reserves of $150 million in 2000-01 for such events, but assumes no significant federal disallowances or other federal actions that could affect State finances.

The 2000-01 Financial Plan assumes the availability of certain resources to finance portions of General Fund spending for fringe benefits, health and welfare programs. These resources could become unavailable or decrease, placing additional pressures on budget balance.

The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF which is used to finance legislative initiatives. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast. In addition, these projections do not include funding for new collective bargaining agreements after the current contracts expire. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.

Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. In addition, the State has projected year-end fund balances of up to $3.2 billion in 2000-01.

On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations.

On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations.

New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Litigation. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2000-01 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (4) a challenge to the Governor's application of his constitutional line item veto authority; (5) a civil rights action alleging that Yonkers and its public schools were intentionally segregated; (6) a challenge to the funding for New York City public schools; and (7) a challenge as to the adequacy of the shelter allowance granted to recipients of public assistance.

Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2000-01 Financial Plan. The State believes that the proposed 2000-01 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2000-01 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2000-01 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2000-01 Financial Plan.

Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

On November 23, 1998, the attorneys  general for forty-six states (including New
York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

The State plans to use $1.29 billion in tobacco settlement money over the next three years to finance health programs under HCRA 2000 ($1.01 billion) and projected increased costs in Medicaid ($274 million). The remaining $250 million in one-time tobacco payments from 1999-2000 will be deposited to DRRF.

Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

New York City and Other Localities. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds.

Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2.

On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.

In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

The projections set forth in the City's Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In City fiscal years 1997-98, 1998-99 and 1999-2000, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority ("TFA") in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. Despite these actions, the City, in order to continue its capital program, will need additional financing capacity beginning in City fiscal year 2000-01, which could be provided through increasing the borrowing authority of the TFA or amending the State constitutional debt limit for City fiscal year 2001-02 and thereafter.

The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.



Year 2000 Compliance. The State is currently addressing Year 2000 ("Y2K") data processing compliance issues. Since its inception, the computer industry has used a two-digit date convention to represent the year. In the year 2000, the date field will contain "00" and, as a result, many computer systems and equipment may not be able to process dates properly or may fail since they may not be able to distinguish between the years 1900 and 2000. The Year 2000 issue not only affects computer programs, but also the hardware, software and networks on which they operate. In addition, any system or equipment that is dependent on an embedded chip, such as telecommunication equipment and security systems, may also be adversely affected.

In April 1999 the State Comptroller released an audit on the State's Year 2000 compliance. The audit, which reviewed the State's Y2K compliance activities through October 1998, found that the State had made progress in achieving Y2K compliance, but needed to improve its activities in several areas, including data interchanges and contingency planning.

The Office for Technology (OFT) will continue to monitor compliance progress for the States mission-critical and high-priority systems and is reporting compliance progress to the Governor's Office on a quarterly basis. The 1999-2000 enacted budget allocates $19 million for priority embedded systems and $20 million for unanticipated expenses related to bringing technology into Y2K compliance. OFT reports that as of June 1999, the State had completed over 98 percent of the overall compliance effort for its mission-critical systems; 55 of the 56 systems are now Year 2000 compliant. As of June 1999, the State had completed 87 percent of the overall compliance effort on the high-priority systems; 236 systems are now Year 2000 compliant. The State has also procured independent validation and verification services from a qualified vendor to perform an automated review of code that has been fixed and a testing review process for all mission-critical systems which is scheduled to be completed by September 1999.

While New York State is taking what it believes to be appropriate action to address Year 2000 compliance, there can be no guarantee that all of the State's systems and equipment will be Year 2000 compliant and that there will not be an adverse impact upon State operations or finances as a result. Since Year 2000 compliance by outside parties is beyond the State's control to remedy, the failure of outside parties to achieve Year 2000 compliance could have an adverse impact on State operations or finances as well.

                       INVESTMENT POLICIES AND TECHNIQUES

Strategic Transactions and Derivatives. Each Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the Fund's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (except to the extent that 80% of the Funds' net assets are required to be invested in tax-exempt municipal securities, and as limited by the Funds' other investment restrictions and subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Funds' portfolio resulting from securities markets fluctuations, to protect the Funds' unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Funds' portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of each Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Funds to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of that Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or are determined to be of equivalent credit quality by the Advisor. The staff of the Securities and Exchange Commission ("SEC") currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.

Each Fund may  purchase  and sell call  options  on  securities  including  U.S.
Treasury and agency securities, municipal obligations, mortgage-backed securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All calls sold by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices and futures contracts other than futures on individual corporate debt and individual equity securities. Each Fund will not sell put options if, as a result, more than 50% of such Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Each Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes and for duration management, and for risk management and return enhancement, purposes. Futures are generally bought and sold on the commodities exchanges where they are listed, with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Each Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio management and return enhancement purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Each Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options On Securities Indices and Other Financial Indices. Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate and index and other swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and each Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Each Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Use Of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require that Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require that Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires that Fund to segregate cash or liquid assets equal to the exercise price.

OTC options entered into by a Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, that Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, and that Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash or liquid assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Certificates of Participation. A Fund may purchase Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives a Fund an undivided interest in the Municipal Security in the proportion that a Fund's interest bears to the total principal amount of the Municipal Security. Certificates of Participation may be variable rate or fixed rate. Because
Certificates of Participation are interests in Municipal Securities that are generally funded through government appropriations, they are subject to the risk that sufficient appropriations as to the timely payment of principal and interest on the underlying Municipal Securities may not be made. A Certificate of Participation may be backed by a guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The

Funds' Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a Fund. It is anticipated by the Funds' Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a Fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party.

Investment of Uninvested Cash Balances. Each Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which Zurich Scudder Investments acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940 (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the Investment Company Act. Investment by each Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance each Fund's ability to manage Uninvested Cash.

Each Fund will invest Uninvested Cash in Central Funds only to the extent that each Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

Inverse Floaters. Each Fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The fund could lose money and its net asset value could decline if movements in interest rates are incorrectly anticipated. Moreover, the markets for securities of this type may be less developed and may have less liquidity than the markets for more traditional municipal securities.

Advance Refunded Bonds. A Fund may purchase Municipal Securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A Fund may also purchase Municipal Securities that have been refunded prior to purchase by a Fund.

Delayed Delivery Transactions. A Fund may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by a Fund to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. Because a Fund is required to set aside cash or liquid securities to satisfy its commitments to purchase when-issued or delayed delivery securities, flexibility to manage the Fund's investments may be limited if commitments to purchase when-issued or delayed delivery securities were to exceed 25% of the value of its assets.

When a Fund enters into a delayed delivery purchase, it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. A Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but the Fund would not pay for such securities or start earning interest on them until they are delivered. However, when the Fund purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on a when-issued or delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending on market conditions, the Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which its total assets, including the value of when-issued and delayed delivery securities its holds, exceed its net assets.

To the extent a Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies. The Fund reserves the right to sell these securities before the settlement date if deemed advisable.

Special Risk Factors -- High Yield (High Risk) Bonds. Each Fund may invest up to 10% of its net assets without regard to the limitation that Municipal Securities in which it invests be rated at the time of purchase within the four highest grades by an NRSRO or of comparable quality as determined by the Fund's Advisor. After a Fund has bought a security, its quality level may fall below the minimum required for purchase by a Fund. That would not require a Fund to sell the security, but the Advisor will consider such an event in determining whether a Fund should continue to hold the security in its portfolio.

These lower rated and non-rated fixed income securities are commonly referred to as "junk bonds" and are considered, on balance, to be predominantly speculative as to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation, and they generally involve more credit risk than securities in the higher rating categories. The market values of such securities tend to reflect individual issuer developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower rated securities also are more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions regarding lower rated bonds, whether or not based on fundamental analysis, may depress the prices for such securities. A Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. The lack of a liquid secondary market may have an adverse effect on market price and the Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing these assets. The characteristics of the rating categories are described under "Appendix -- Ratings of Investments."

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

A Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a Fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular Fund. A Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to the Fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. The Fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax, if applicable, for the Fund.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Fund's original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by the Fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Fund Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.


Additional Investment Information. Each Fund may take full advantage of the entire range of maturities of Municipal Securities and may adjust the average maturity of its investments from time to time, depending on the Advisor's assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. However, it is anticipated that, under normal market conditions, each Fund will invest primarily in long-term Municipal Securities (generally, maturities of fifteen years or more).


A Fund will not normally engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and a Fund's investment objective. Accordingly, a Fund may sell portfolio securities in anticipation of a rise in interest rates and purchase securities in anticipation of a decline in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of Municipal Securities or changes in the investment objectives of some investors. Frequency of portfolio turnover will not be a limiting factor should a Fund deem it desirable to purchase or sell securities. The portfolio turnover rates for the Funds are listed under "Financial Highlights" in the Funds' prospectus. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains.


                               DIVIDENDS AND TAXES

Dividends. All the net investment income of a Fund is declared daily as a dividend on shares for which a Fund has received payment. Net investment income of a Fund consists of all interest income earned on portfolio assets less all expenses of a Fund. Income dividends will be distributed monthly and dividends of net realized capital gains will be distributed annually.

A Fund may at any time vary the foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Trust determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code").

Income and capital gain dividends, if any, for a Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

         (1) To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

         (2)      To receive both income and capital gain dividends in cash.

Any dividends of a Fund that are reinvested normally will be reinvested in shares of the same class of that same Fund. However, upon written request to the Shareholder Service Agent, a shareholder may elect to have Fund dividends invested in shares of the same class of another Kemper Fund at the net asset value of such class of such other fund. See "Purchase, Repurchase, and Redemption of Shares-- Special Features-- Combined Purchases" for a list of such other Kemper Funds. To use this privilege of investing a Fund's dividends in shares of another Kemper Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Funds will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the Fund unless the shareholder requests that such policy not be applied to the shareholder's account.

Taxes. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. Each Fund intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, therefore, dividends representing net interest received on Municipal Securities will not be includable by shareholders in their gross income for federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income and long-term capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shares have been held and whether received in cash or shares. Gains attributable to market discount on Municipal Securities acquired after April 30, 1993 are treated as ordinary income. Long-term capital gain dividends received by individual shareholders are taxed at a maximum rate of 20% on gains realized by a Fund from securities held more than 12 months. Dividends declared by a Fund in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year declared for federal income tax purposes.

A Fund's options and futures transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of a Fund's securities. For federal income tax purposes, a Fund is generally required to recognize its unrealized gains and losses at year end on financial futures contracts, options thereon, index options and listed options on debt securities. Any gain or loss recognized on such financial instruments is generally considered to be 60% long-term and 40% short-term without regard to the holding period of the contract or option.

A shareholder who redeems shares of a Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. The gain or loss will be a capital gain or loss and will be long-term if the shares are held for a period of more than one year. Any loss on shares held six months or less will be a long-term capital loss to the extent any long-term capital gain distribution is made with respect to such shares during the period the investor owns the shares. In the case of shareholders holding shares of a Fund for six months or less and subsequently selling those shares at a loss after receiving an exempt-interest dividend, the loss will be disallowed to the extent of the exempt-interest dividends received. However, the Secretary of the Treasury may issue regulations to shorten the required holding period from six months to 31 days.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, the Funds may not be appropriate investments for persons who are "substantial users" of facilities financed by industrial development bonds held by the Funds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Funds.

The "Superfund Act of 1986" (the "Superfund Act") imposes a separate tax on corporations at a rate of 0.12% of the excess of such corporation's "modified alternative minimum taxable income" over $2 million. A portion of tax-exempt interest, including exempt-interest dividends from a Fund, may be includible in modified alternative minimum taxable income. Corporate shareholders are advised to consult their tax advisors with respect to the consequences of the Superfund Act.

A taxable dividend received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends representing gains realized on sales of securities, such dividends would be a return of investment though taxable as stated above.

Net interest on certain "private activity bonds" issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from a Fund are to be treated as interest on "private activity bonds" in proportion to the interest the Fund receives from private activity bonds, reduced by allowable deductions. Exempt-interest dividends, except to the extent of interest from "private activity bonds", are not treated as a tax preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's alternative minimum taxable income with certain adjustments will be a tax preference item. Corporate shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences.

Shareholders  will be required to disclose on their  federal  income tax returns
the  amount  of  tax-exempt   interest   earned   during  the  year,   including
exempt-interest dividends received from a Fund.

Individuals whose modified income exceeds a base amount will be subject to federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from a Fund, and 50% of Social Security benefits.

California Fund. Dividends paid by the California Fund, to the extent of interest received on California state and local government issues, will be exempt from California income taxes provided at least 50% of the total assets of the California Fund are invested in such issues at the close of each quarter in the taxable year. Any short-term and long-term capital gain dividends will be includable in California personal taxable income as dividend income and long-term capital gain, respectively, and are taxed at ordinary income tax rates. Dividends paid by the California Fund, including capital gain distributions, will be taxable to corporate shareholders subject to the California corporate franchise tax.

New York Fund. Dividends paid by the New York Fund representing net interest received on New York Municipal Securities will be exempt from New York State and New York City income taxes. Any short-term and long-term capital gain dividends will be includable in New York State and New York City taxable income as dividend income and long-term capital gain, respectively, and are taxed at ordinary income tax rates. Dividends paid by the New York Fund, including capital gain distributions, will be taxable to corporate shareholders that are subject to New York State and New York City corporate franchise tax.

General. The tax exemption of Fund dividends for federal income tax and, if applicable, particular state or local tax purposes does not necessarily result in exemption under the income or other tax laws of any other state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of interest income and investments, and shareholders are advised to consult their own tax advisers as to the status of their accounts under state and local tax laws. The Funds may not be appropriate investments for qualified retirement plans and Individual Retirement Accounts.

The Trust is required by law to withhold 31% of taxable dividends and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances.

After each transaction, shareholders will receive a confirmation statement giving complete details of the transaction except that statements will be sent quarterly for transactions involving dividend reinvestment and periodic investment and redemption programs. Information for federal income tax purposes will be provided after the end of the calendar year. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, a shareholder may request that the foregoing policies not be applied to the shareholder's account.

                                 NET ASSET VALUE

The net asset value per share of a Fund is the value of one share and is determined separately for each class by dividing the value of a Fund's net assets attributable to the class by the number of shares of that class outstanding. The net asset value of shares of a Fund is computed as of the close of regular trading (the "value time") on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities for which market quotations are readily available are generally valued at market value as of the value time in the manner described below. All other securities may be valued at fair value as determined in good faith by or under the direction of the Board.

Debt securities are valued at prices supplied by a pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the investment manager of the particular fund may calculate the price of that debt security, subject to limitations established by the Board.

An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate on the valuation date.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

If, in the opinion of the Valuation Committee of the Board of Trustees, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Fund is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects market value of the property on the valuation date.

                                   PERFORMANCE

The Funds may advertise several types of performance information for a class of shares, including "average annual total return" and "total return". Each of these figures is based upon historical results and is not representative of the future performance of any class of the shares. A Fund with fees or expenses being waived or absorbed by Zurich Scudder may also advertise performance information before and after the effect of the fee waiver or expense absorption.

A Fund's historical performance or return for a class of shares may be shown in the form of "yield," "tax equivalent yield," "average annual total return" and "total return" figures. These various measures of performance are described below. Performance information will be computed separately for each class. In certain cases, Zurich Scudder has waived or reduced its management fee and absorbed certain operating expenses for some of the Funds for the periods and to the extent specified in the prospectus and this Statement of Additional Information. See " Investment Advisor and Underwriter." Because of these waivers and expense absorptions, the performance results for such Funds may be shown with and without the effect of these waivers and expense absorptions. Performance results not giving effect to waivers and expense absorptions will be lower. Certain performance information for the New York Fund are for the predecessor of the New York Fund, also named "Kemper New York Tax-Free Income Fund."

Yield is a measure of the net investment income per share earned by a Fund over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the Fund's shares (which is net asset value) at the end of the period. Tax equivalent yield is the yield that a taxable investment must generate in order to equal a Fund's yield for an investor in a stated combined federal and state income tax bracket for the Funds. Average annual total return and total return measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund.

A Fund's yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Because Class S is a new share class, no numbers are available.

A Fund's yield is computed by dividing the net investment income per share earned during the specified one-month or 30-day period by the maximum offering price per share (which is net asset value) on the last day of the period, according to the following formula:



                         YIELD = 2 [ (a - b +1 )^6 - 1]
                                      -----
                                       cd
Where:

               A         =   Dividends and interest earned during the period.
               B         =   Expenses accrued for the period (net of
                             reimbursements).
               C         =   The average daily number of shares outstanding
                             during the period that were entitled to receive
                             dividends.
               D         =   The maximum  offering price per share
                             on the last day of the period (which is
                             net asset value).

In computing the foregoing yield, the Trust follows certain standardized accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with those that the Trust uses to prepare its annual and interim financial statements in conformity with generally accepted accounting principles.

Each Fund's tax equivalent yield is computed by dividing that portion of the Fund's yield (computed as described above) that is tax-exempt by one minus the stated federal income tax rate and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. For additional information concerning tax-exempt yields, see "Tax-Exempt versus Taxable Yield" below. Because Class S is a new share class, no numbers are available .

A Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return figures for various periods are set forth in the table below.

Calculation of a Fund's total return is not subject to a standardized formula, except when calculated for purposes of the Fund's "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in the Fund's shares on the first day of the period, and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return figures for various periods are set forth in the table below.

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Fund during a specified period. Average annual total return will be quoted for at least the one-, five- and ten-year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of a Fund for performance purposes). Average annual total return figures represent the average annual percentage change over the period in question. Total return figures represent the aggregate percentage or dollar value change over the period in question.

A Fund's performance figures are based upon historical results and are not necessarily representative of future performance.

Class S shares are sold at net asset value. Returns and net asset value will fluctuate. Factors affecting a Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of a Fund are redeemable at the then current net asset value of the Fund, which may be more or less than original cost.

A Fund's performance may be compared to that of the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Bond Index, and may also be compared to the performance of other fixed income, state municipal bond funds (as applicable) or general municipal bond mutual funds or mutual fund indexes as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges.

Information may be quoted from publications such as Morningstar Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indexes of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit, money market funds and U.S. Treasury obligations. Bank product performance may be based upon, among other things, the BANK RATE MONITOR National Index? or various certificate of deposit indexes.

A Fund may depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. A Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

A Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for a class of a Fund. Distribution rate is simply a measure of the level of dividends distributed for a specified period. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of such investments during the period. Distribution rate is, therefore, not intended to be a complete measure of performance. Distribution rate may sometimes be greater than yield since, for instance, it may include gains from the sale of options or other short-term and possibly long-term gains (which may be non-recurring) and may not include the effect of amortization of bond premiums. As reflected under "Investment Policies and Techniques -- Additional Investment Information," option writing can limit the potential for capital appreciation.

There  may  be  quarterly   periods  following  the  periods  reflected  in  the
performance bar chart in the fund's prospectus which may be higher or lower than those included in the bar chart.

Investors may want to compare a Fund's  performance to that of  certificates  of deposit offered by banks and other depository institutions. Certificates of deposit represent an alternative (taxable) income producing product. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. The shares of a Fund are not insured and net asset value as well as yield will fluctuate. Shares of a Fund are redeemable at net asset value which may be more or less than original cost. The bonds held by a Fund are generally of longer term than most certificates of deposit and may reflect longer term market interest rate fluctuations.

Investors also may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. The net asset value of a Fund will fluctuate. Shares of a Fund are redeemable at net asset value which may be more or less than original cost. Each Fund's yield will also fluctuate.

Investors may also want to compare performance of a Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

From time to time, a Fund may compare its after-tax total return to that of taxable investments, including but not limited to certificates of deposit, taxable money market funds or U.S. Treasury bills. Tax equivalent total return represents the total return that would be generated by a taxable investment that produced the same amount of after-tax income and change in net asset value as the Fund in each period.


Tax-Exempt Versus Taxable Yield. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by 1minus your marginal tax rate. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that any class of shares of a Fund may generate. The tables are based upon the 2000 federal and state tax rates and brackets.



Taxable  Equivalent Yield Table for Persons Whose Adjusted Gross Income is Under $124,500

                                       31

                                                                                   A Tax-Exempt Yield of:
            Taxable Income                   Your Marginal        4%       5%       6%      7%       8%            9%
       Single               Joint          Federal Tax Rate                  Is Equivalent to a Taxable Yield of
       ------               -----          ----------------                  -----------------------------------

$25,350-$61,400       $42,350-$102,300          28.0%           5.56     6.94     8.33    9.72     11.11         12.50
Over $61,400          Over $102,300             31.0%           5.80     7.25     8.70    10.14    11.59         13.04

                                               Combined                            A Tax-Exempt Yield of:
            Taxable Income                  California and        4%       5%       6%      7%       8%            9%
       Single               Joint          Federal Tax Rate                  Is Equivalent to a Taxable Yield of
       ------               -----          ----------------                  -----------------------------------

$25,350 - $26,644     $42,350 - $53,288         32.3%           5.91     7.39     8.86    10.34    11.82         13.29
$26,644 - $33,673     $53,288 - $67,376         33.8%           6.04     7.55     9.06    10.57    12.08         13.60
$53,673 - $61,400     $67,376 -  $102,300       34.7%           6.13     7.66     9.19    10.72    12.25         13.78
Over $61,400          Over $102,300             37.4%           6.39     7.99     9.58    11.18    12.78         14.38

Taxable  Equivalent Yield Table for Persons Whose Adjusted Gross Income is Under $124,500 (continued)

                                               Combined                            A Tax-Exempt Yield of:
                                            N.Y. City, N.Y.       4%       5%       6%      7%       8%            9%
            Taxable Income                     State and
       Single               Joint          Federal Tax Rate                  Is Equivalent to a Taxable Yield of
       ------               -----          ----------------                  -----------------------------------

$25,350 - $61,400     $42,350 - $102,300        36.1%           6.26     7.82     9.39    10.95    12.52         14.08
Over $61,400          Over $102,300             38.8%           6.54     8.17     9.80    11.44    13.07         14.78

Taxable  Equivalent  Yield Table for Persons Whose Adjusted Gross Income is Over $124,500 *

                                                                                   A Tax-Exempt Yield of:
            Taxable Income                   Your Marginal        4%       5%       6%      7%       8%            9%
       Single               Joint          Federal Tax Rate                  Is Equivalent to a Taxable Yield of
       ------               -----          ----------------                  -----------------------------------

$61,400 - $128,100    $102,300 - $155,950       31.9%           5.87     7.34     8.81    10.28    11.75          13.25
$128,100 - $278,450   $155,950 - $278,450       37.1%           6.36     7.95     9.54    11.13    12.72          14.31
Over $278,450         Over $278,450             40.8%           6.76     8.45     10.14   11.82    13.51          15.21

                                                                                   A Tax-Exempt Yield of:
            Taxable Income                Your California and     4%       5%       6%      7%       8%            9%
       Single               Joint          Federal Tax Rate                  Is Equivalent to a Taxable Yield of
       ------               -----          ----------------                  -----------------------------------

$61,400 - $128,100    $102,300 - $155,950       38.2%           6.74     8.09     9.71    11.33    12.94          14.56
$128,100 - $278,450   $155,950 - $278,450       42.9%           7.01     8.76     10.51   12.26    14.01          15.76
Over $278,000         Over $278,450             46.3%           7.59     9.49     11.39   13.28    15.18          17.08

Taxable  Equivalent  Yield Table for Persons Whose Adjusted Gross Income is Over $124,500 (continued)*

                                               Combined                            A Tax-Exempt Yield of:
                                            N.Y. City, N.Y.       4%       5%       6%      7%       8%            9%
            Taxable Income                     State and
       Single               Joint          Federal Tax Rate                  Is Equivalent to a Taxable Yield of
       ------               -----          ----------------                  -----------------------------------

$61,400 - $128.100    $102,300 - $155,950       39.6%           6.65     8.28     9.93    11.59    13.25          14.90
$128,100 - $278,450   $155,950 - $278,450       44.2%           7.17     8.96     10.75   12.54    14.34          16.13
Over $278,450         Over $278,450             47.5%           7.62     9.52     11.43   13.33    15.24          17.14

* This table assumes a decrease of $3.00 of itemized deductions for each $100 of adjusted gross income over $121,200. For a married couple with an adjusted gross income between $181,800 and $304,300 (single between $121,200 and $243,700), add 0.7% to the above Marginal Federal Tax Rate for each personal and dependency exemption. The taxable equivalent yield is the tax-exempt yield divided by: 100% minus the adjusted tax rate. For example, if the table tax rate is 37.1% and you are married with no dependents, the adjusted tax rate is 38.5% (37.1% + 0.7% + 0.7%). For a tax-exempt yield of 6%, the taxable equivalent yield is about 9.8% (6% / (100% - 38.5%)).

**   The  tables  do not  reflect  the  impact  of the New York  State Tax Table
     Benefit Recapture that is intended to eliminate the benefit of the graduated rate structure and applies to taxable income between $100,000 and $150,000.

                       INVESTMENT ADVISOR AND UNDERWRITER

Investment Advisor. Zurich Scudder Investments, Inc. ("Zurich Scudder" or "the Advisor"), 345 Park Avenue, New York, New York, is the Trust's investment Advisor. Zurich Scudder is approximately 70% owned by Zurich Financial Services, a newly formed global insurance and financial services company. The balance of the Advisor is owned by its officers and employees.

On December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder") and Zurich Insurance Company ("Zurich") formed a new global organization by combining Scudder with Zurich Kemper Investments, Inc., a former subsidiary of Zurich and the former Advisor to each Fund, and Scudder changed its name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owned approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees. In certain cases the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Adviser that have similar names, objectives and investment styles as the Fund. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual funds.

On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services, Inc. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services, Inc., with the balance initially owned by former B.A.T shareholders. On October 17, 2000, the dual holding company structure of Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied A.G. in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services. On January 1, 2001 the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc.

There is a separate investment management agreement for each of the State Funds. The agreements are substantially the same. Pursuant to the investment management agreements, Zurich Scudder acts as each Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. The agreements provide that the Trust pays the charges and expenses of its operations including the fees and expenses of the trustees (except those who are officers or employees of Zurich Scudder), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value and maintaining all accounting records thereto, taxes and membership dues.


The Trust bears the expenses of registration of its shares with the Securities and Exchange Commission and pays the cost of qualifying and maintaining the qualification of the Trust's shares for sale under the securities laws of the various states.


Zurich Scudder has agreed to reimburse the California Fund should all operating expenses of the California Fund, including the compensation of Zurich Scudder, but excluding taxes, interest, distribution services fees, extraordinary expenses, and brokerage commissions or transaction costs, exceed 1 1/2% of the first $30 million of average daily net assets and 1% of average daily net assets over $30 million on an annual basis.

The agreements provide that Zurich Scudder shall not be liable for any error of judgment or of law, or for any loss suffered by the Trust in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Zurich Scudder in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreements.

Each of the investment management agreements continues in effect from year to year so long as its continuation is approved at least annually by a majority of the trustees of the applicable Trust who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Trust and by the shareholders of the Fund subject thereto or the Board of Trustees. Each agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of the Fund subject thereto, and will terminate automatically upon assignment. If additional Funds become subject to the investment management agreements, the provisions concerning continuation, amendment and termination shall be on a Fund by Fund basis. Additional Funds may be subject to a different agreement.

Responsibility for overall management of the Trust rests with its Board of Trustees and officers. Professional investment supervision is provided by Zurich Scudder. The investment management agreement for a Fund provides that Zurich Scudder shall act as the Fund's investment adviser, manage its investments and provide the Fund with various services and facilities.

The current agreement became effective on September 7, 1998 and was approved by shareholders at a special meeting in December 1998.

The current investment management fee rates paid by the Funds are as follows:

Each Fund pays Zurich Scudder an investment management fee, payable monthly, at the annual rate (computed separately for each State Fund ) of 0.55% of the first $250 million of average daily net assets, 0.52% of average daily net assets between $250 million and $1 billion, 0.50% of average daily net assets between $1 billion and $2.5 billion, 0.48% of average daily net assets between $2.5 billion and $5 billion, 0.45% of average daily net assets between $5 billion and $7.5 billion, 0.43% of average daily net assets between $7.5 billion and $10 billion, 0.41% of average daily net assets between $10 billion and $12.5 billion and 0.40% of average daily net assets over $12.5 billion.

The investment management fees paid by each Fund for its last three fiscal years are shown in the table below.

Fund                    Fiscal 2000           Fiscal 1999          Fiscal 1998
----                    -----------           -----------          -----------


California              $4,239,099             $5,174,000           $5,352,000
New York                $1,242,994             $1,505,000           $1,543,000


Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of Zurich Scudder, is responsible for determining the daily net asset value per share of the Funds and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services to the Funds.

Principal Underwriter. The Trust has an underwriting agreement with Scudder Investor Services, Inc., Two International Place, Boston, MA 02110 (the "Distributor"), a Massachusetts corporation, which is a subsidiary of the Advisor, a Delaware corporation. The underwriting agreement, dated February 1, 2001, will remain in effect until September 2001, and from year to year thereafter only if its continuance is approved annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party, and either by a vote of a majority of the Trustees or a majority of the outstanding voting securities of the Fund.

Under the underwriting agreement, the each Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Fund as a broker or dealer in the various states as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares of the Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by the Fund, unless a 12b-1 Plan is in effect which provides that the Fund shall bear some or all of such expenses.

As agent, the Distributor currently offers each Fund's shares on a continuous basis to investors in all states in which shares of the Funds may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the Funds.

Custodian and Shareholder Service Agent. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, ("State Street") as custodian, has custody of all securities and cash of the Trust. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Trust. State Street is also the Trust's transfer agent and dividend-paying agent. Pursuant to a services agreement, Kemper Service Company ("KSvC"), an affiliate of Zurich Scudder, serves as "Shareholder Service Agent" of the Trust and, as such, performs all of State Street's duties as transfer agent and dividend paying agent. State Street receives as transfer agent, and pays to KSvC as follows: annual account fees of $14.00 ($23.00 for retirement accounts) plus account set up charges, an asset based fee of 0.02% and out-of-pocket expense reimbursement. State Street's fee is reduced by certain earnings credits in favor of the Trust. For the Trust for the fiscal year ended August 31, 2000, State Street remitted shareholder service fees in the amount of $385,377 and $130,672 to KSvC as Shareholder Service Agent for California Fund and New York Fund, respectively.


Independent Auditors and Reports to Shareholders. The Trust's independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on such Trust's annual financial statements, review certain regulatory reports and such Trust's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to each Fund.

                              BROKERAGE COMMISSIONS

Allocation of brokerage is supervised by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

The Funds' purchases and sales of fixed income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply research, market and statistical information to a Fund. The term "research and market statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchases or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research, market or statistical information. The Advisor may place orders with broker/dealers on the basis that the broker/dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

To the  maximum  extent  feasible,  it is expected  that the Advisor  will place orders for portfolio transactions through the Distributor, which is a corporation registered as a broker/dealer and a subsidiary of the Advisor, the Distributor will place orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. The Distributor will not receive any commission, fee or other remuneration from the Funds for this service.

Although certain research, market and statistical information from broker/dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements the Advisor's own research effort since the information must still be analyzed, weighed, and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than a Fund, and not all such information is used by the Advisor in connection with a Fund. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a Fund.

The Trustees review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.

The table below shows approximate brokerage commissions paid by each Fund then existing for the last three fiscal years and for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.

                                    Allocated to
                                   Firms Based on
                                    Research in
Fund              Fiscal 2000        Fiscal 2000      Fiscal 1999   Fiscal 1998
----              -----------        -----------      -----------   -----------

California        $0                 0%               $89,658       $1,464,000
New York          $0                 0%               $26,862       $701,000


                  PURCHASE, REPURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

Shareholders should maintain a share balance worth at least $2,500 for Class S. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gift to Minor Act, and Uniform Trust to Minor Act accounts, the minimum balance is $1,000 for Class S. These amounts may be changed by the Board of Trustees. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $100/month ($50/month for fiduciary/custodial accounts) is established. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

         The Funds reserve the right, following 60 days' written notice to applicable shareholders, to:

         o for Class S assess an annual $10 per Fund charge (with the Fee to be paid to the Fund) for any non-fiduciary/non-custodial account without an automatic investment plan (AIP) in place and a balance of less than $2,500 for Class S shareholders; and

         o redeem all shares in Fund accounts below $1,000 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder.

Reductions in value that result solely from market activity will not trigger an involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

Share certificates are issued only on request to the Fund and may not be available for certain types of accounts. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

                       REDEMPTION OR REPURCHASE OF SHARES


General. Any shareholder may require a Trust to redeem his or her shares. When shares are held for the account of a shareholder by the Trust's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Scudder Funds, Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.


The redemption price for shares of a Fund will be the net asset value per share of that Fund next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed requested accompanied by any outstanding share certificates in proper form for transfer. When a Trust is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, Express-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by a Trust of the purchase amount.


Because of the high cost of maintaining small accounts, a Fund may assess a quarterly fee of $10 on an account with a balance below $2,500 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.


Additional Information About Making Subsequent Investments by QuickBuy


Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickBuy program, may purchase shares of the Fund by telephone. Through this service shareholders may purchase up to $250,000. To purchase shares by QuickBuy, shareholders should call before the close of regular trading on the Exchange, normally 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account within two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. QuickBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by QuickBuy and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. QuickBuy transactions are not available for most retirement plan accounts. However, QuickBuy transactions are available for Scudder IRA accounts.


In order to request purchases by QuickBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish QuickBuy may so indicate on the application. Existing shareholders who wish to add QuickBuy to their account may do so by completing a QuickBuy Enrollment Form. After sending in an enrollment form shareholders should allow 15 days for this service to be available.

The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption by Telephone

Shareholders currently receive the right, automatically without having to elect it, to redeem by telephone up to $100,000 and have the proceeds mailed to their address of record. Shareholders may also request to have the proceeds mailed or wired to their predesignated bank account. In order to request wire redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

         (a) NEW INVESTORS wishing to establish telephone redemption to a predesignated bank account must complete the appropriate section on the application.

         (b) EXISTING SHAREHOLDERS (except those who are Scudder IRA, Scudder Pension and Profit-Sharing, Scudder 401(k) and Scudder 403(b) Planholders) who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption payments should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. An original signature and an original signature guarantee are required for each person in whose name the account is registered.

Telephone redemption is not available with respect to shares represented by share certificates or shares held in certain retirement accounts.

If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be a $5 charge for all wire redemptions.

         Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption by QuickSell

Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the QuickSell program may sell shares of the Fund by telephone. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, normally 4:00 p.m. eastern time, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. QuickSell requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day. QuickSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

In order to request redemptions by QuickSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which redemption proceeds will be credited. New investors wishing to establish QuickSell may so indicate on the application. Existing shareholders who wish to add QuickSell to their account may do so by completing a QuickSell Enrollment Form. After sending in an enrollment form, shareholders should allow 15 days for this service to be available.

The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

The No-Load Concept

Investors are encouraged to be aware of the full ramifications of mutual fund fee structures, and of how Scudder distinguishes its Scudder Family of Funds from the vast majority of mutual funds available today. The primary distinction is between load and no-load funds.

Load funds generally are defined as mutual funds that charge a fee for the sale and distribution of fund shares. There are three types of loads: front-end loads, back-end loads, and asset-based 12b-1 fees. 12b-1 fees are distribution-related fees charged against fund assets and are distinct from service fees, which are charged for personal services and/or maintenance of shareholder accounts. Asset-based sales charges and service fees are typically paid pursuant to distribution plans adopted under 12b-1 under the 1940 Act.

A front-end load is a sales charge, which can be as high as 8.50% of the amount invested. A back-end load is a contingent deferred sales charge, which can be as high as 8.50% of either the amount invested or redeemed. The maximum front-end or back-end load varies, and depends upon whether or not a fund also charges a 12b-1 fee and/or a service fee or offers investors various sales-related services such as dividend reinvestment. The maximum charge for a 12b-1 fee is 0.75% of a fund's average annual net assets, and the maximum charge for a service fee is 0.25% of a fund's average annual net assets.

A no-load fund does not charge a front-end or back-end load, but can charge a small 12b-1 fee and/or service fee against fund assets. Under the National Association of Securities Dealers Conduct Rules, a mutual fund can call itself a "no-load" fund only if the 12b-1 fee and/or service fee does not exceed 0.25% of a fund's average annual net assets.

Scudder pioneered the no-load concept when it created the nation's first no-load fund in 1928, and later developed the nation's first family of no-load mutual funds.

                                SPECIAL FEATURES


Additional Information About Opening an Account

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500 of Class S through Scudder Investor Services, Inc. by letter, fax, or telephone.

Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire. Investors interested in investing in Class S must call 1-800-SCUDDER to get an account number. During the call the investor will be asked to indicate the Fund name, class name, amount to be wired ($2,500 minimum for Class S), name of bank or trust company from which the wire will be sent, the exact registration of the new account, the tax identification number or Social Security number, address and telephone number. The investor must then call the bank to arrange a wire transfer to The Scudder Funds, Boston, MA 02101, ABA Number 011000028, DDA Account 9903-5552. The investor must give the Scudder fund name, class name, account name and the new account number. Finally, the investor must send a completed and signed application to the Fund promptly.

The minimum initial purchase amount is less than $2,500 for Class S under certain plan accounts.





Exchanges. Exchanges are comprised of a redemption from one Scudder fund and a purchase into another Scudder Fund. The purchase side of the exchange either may be an additional investment into an existing account or may involve opening a new account in the other fund. When an exchange involves a new account, the new account will be established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line" (SAIL) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges to a new fund account must be for a minimum of $2,500 for Class S. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, address, and account options/features as the account of origin. Exchanges into an existing account must be for $100 or more for Class S. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee.

Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.

Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder fund to an existing account in another Scudder fund, at current net asset value, through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic Exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Corporation and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time. There is no charge to the shareholder for any exchange described above. An exchange into another fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder, and the proceeds of such an exchange may be subject to backup withholding. (See "TAXES.")

Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. The Fund and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

The Scudder Funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from Scudder Investor Services, Inc. a prospectus of the Scudder fund into which the exchange is being contemplated. The exchange privilege may not be available for certain Scudder Funds or classes of Scudder Funds. For more information, please call 1-800-SCUDDER (for Class S).

Scudder retirement plans may have different exchange requirements. Please refer to appropriate plan literature.


Express-Transfer. Express-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in a Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Fund account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Fund account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Purchase, Repurchase and Redemption of Shares -- General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts.

Bank Direct Deposit. A shareholder may purchase additional Fund shares through an automatic investment program. With the Bank Direct Deposit Purchase Plan, investments are made automatically (minimum $50, maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Trust and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to Kemper Service Company, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Trust may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. A Trust may terminate or modify this privilege at any time.

Payroll Direct Deposit And Government Direct Deposit. A shareholder may invest in a Fund through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a Fund account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Trust is not responsible for the efficiency of the employer or government agency making the payment or any financial institution transmitting payment.

Systematic Withdrawal Plan. The owner of $5,000 or more of a class of a Fund's shares at the offering price (net asset value) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The minimum periodic payment is $100. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

                       ADDITIONAL TRANSACTION INFORMATION

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Fund for their clients, and SIS may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. Management does not believe that termination of a relationship with a bank would result in any material adverse consequences to a Fund.

In addition to the discounts or commissions described above, SIS will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a Fund. In some instances, such discounts, commissions or other incentives will be offered only to certain firms who sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund, or other funds underwritten by SIS.

Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of such Fund next determined after receipt by SIS of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received by SIS prior to the close of its business day will be confirmed at a price based on the net asset value of such Fund effective on that day ("trade date"). The Trust reserves the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive
compensation   from  the  Trust  through  the  Shareholder   Service  Agent  for
recordkeeping  and  other  expenses  relating  to  these  nominee  accounts.  In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SIS, may receive compensation from the Trust through the Shareholder Service Agent for these services.

The Trust reserves the right to withdraw all or any part of the offering made herein and to reject purchase orders. Also, from time to time, the Trust may temporarily suspend the offering of any class of the shares of a Fund to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.

Code of Ethics

The Funds, the Advisor and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Funds and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor`s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor`s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor`s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                              OFFICERS AND TRUSTEES

The officers and trustees of the Trust, their birthdates, their principal occupations and their affiliations, if any, with Zurich Scudder, the Trust's Advisor and SIS, the Trust's principal underwriter, are as follows:


JOHN W. BALLANTINE (2/16/46), Trustee, 1500 North Lake Shore Drive, Chicago, Illinois; Retired, formerly, First Chicago NBD Corporation/The First National Bank of Chicago: 1996-1998 Executive Vice President and Chief Risk Management Officer; 1995-1996 Executive Vice President and Head of International Banking; Director, First Oak Brook Bancshares, Inc. Oak Brook Bank and Tokhein Corporation.


LEWIS A. BURNHAM (1/8/33), Trustee, 16410 Avila Boulevard, Tampa, Florida; Retired; formerly, Partner, Business Resources Group; formerly, Executive Vice President, Anchor Glass Container Corporation.


DONALD L. DUNAWAY (3/8/37), Trustee, 7011 Green Tree Drive, Naples, Florida; Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer).


ROBERT B. HOFFMAN (12/11/36), Trustee, 1530 North State Parkway, Chicago, Illinois; Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President, Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals).


DONALD R. JONES (1/17/30), Trustee, 182 Old Wick Lane, Inverness, Illinois; Retired; formerly, Director, Motorola, Inc. (manufacturer of electronic equipment and components); formerly, Executive Vice President and Chief Financial Officer, Motorola, Inc.; Director, Motorola, Inc.

SHIRLEY D. PETERSON (9/3/41), Trustee, 9317 Salisbury Avenue, Lubbock, Texas; Retired, formerly, President, Hood College; formerly, Partner, Steptoe & Johnson (attorneys); prior thereto, Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney General, U.S. Department of Justice; Director, Bethlehem Steel Corp.

WILLIAM P. SOMMERS (7/22/33), Trustee, 24717 Harbour View Drive, Ponte Vedra Beach, Florida; Retired, formerly President and Chief Executive Officer, SRI International (research and development); formerly, Executive Vice President, Iameter (medical information and educational service provider); prior thereto, Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm)(retired); Director, Rohr, Inc., Therapeutic Discovery Corp. and Litton Industries.

LINDA C. COUGHLIN (1/1/52), Trustee and Chairman, Two International Place, Boston, Massachusetts; Managing Director, Advisor; Director and Senior Vice President of SIS.

MARK S. CASADY (9/21/60), President*, Two International Place, Boston, Massachusetts; Managing Director, Advisor; formerly, Institutional Sales Manager of an unaffiliated mutual fund distributor; President, Director and Assistant Treasurer of SIS.


PHILIP J. COLLORA (11/15/45), Vice President and Assistant Secretary*, 222 South
Riverside  Plaza,  Chicago,   Illinois;  Senior  Vice  President  and  Assistant
Secretary, Advisor.


KATHRYN L. QUIRK (12/3/52), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Advisor; Director, Senior Vice President, Chief Legal Officer and Assistant Clerk of SIS.

LINDA J. WONDRACK (9/12/64),  Vice President*,  Two International Place, Boston,
Massachusetts;   Senior  Vice  President,  Advisor;  Vice  President  and  Chief
Compliance Officer of SIS.

JOHN  R.  HEBBLE  (6/27/58),   Treasurer*,   Two  International  Place,  Boston,
Massachusetts; Senior Vice President, Advisor; Assistant Treasurer of SIS.


BRENDA LYONS (2/21/63), Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Advisor.


CAROLINE PEARSON (4/1/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Senior Vice President, Advisor; formerly, Associate, Dechert Price & Rhoads (law firm) 1989 to 1997; Clerk of SIS.

MAUREEN E. KANE (2/14/62), Secretary*, Two International Place, Boston, Massachusetts; Vice President, Advisor; formerly, Assistant Vice President of an unaffiliated investment management firm; prior thereto, Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

ELEANOR R. BRENNAN. (3/3/64), Vice President*, Two International Place, Boston, Massachusetts; Senior Vice President, Advisor.

ASHTON P. GOODFIELD (10/3/63), Vice President*, Two International Place, Boston, Massachusetts; Senior Vice President, Advisor.

* Interested persons as defined in the Investment Company Act of 1940.

The trustees and officers who are "interested persons" as designated above receive no compensation from the Funds. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons" during The Trust's 2000 fiscal year.

                                   Aggregate
                            Compensation from Funds              Total
                            -----------------------           Compensation
                                                        from Kemper Fund Complex
Name of Trustee                      Trust                Paid to Trustees^2,^3
---------------                      -----                ---------------- -

John W. Ballantine               $4,900                   $183,600
Lewis A. Burnham                 $4,800                   $154,000
Donald L. Dunaway^1              $5,500                   $209,700
Robert B. Hoffman                $5,300                   $163,900
Donald R. Jones                  $5,000                   $163,200
Shirley D. Peterson              $4,700                   $149,000
William P. Sommers               $4,700                   $153,300

----------------------------

^1 Includes deferred fees. Pursuant to deferred compensation agreements with the Funds, deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees (including interest thereon) payable from the Funds to Mr. Dunaway are $33,088.


^2       Aggregate  compensation  reflects  amounts  paid  to the  Trustees  for numerous special meetings in connection with the ZSI restructuring initiative (which included a comprehensive review of ZSI's proposals, including a branding change, combinations of certain funds, liquidations of certain funds, implementation of an administrative agreement for certain funds and the consolidation of certain boards). Such amounts totaled $77,760, $43,200, $77,760, $47,520, $43,200,
         $47,520, and $43,200 for Messrs. Ballantine, Burnham, Dunaway, Hoffman, Jones, and Sommers and Ms. Peterson, respectively. A portion of these meeting fees were borne by ZSI.


^3 Includes compensation for service on the boards of 25 Kemper funds with 41 fund portfolios. Each trustee currently serves as a trustee of 27 Kemper funds with 46 fund portfolios.

As of December 31, 2000, the officers and trustees of the Funds, as a group, owned less than 1% of the then outstanding shares of each Fund. No person owned of record 5% or more of the outstanding shares of any class of any Fund, except that the following owned of record shares of the following Funds:


KEMPER CA TAX FREE INCOME FUND

As of December 31, 2000, 7,315,749 shares in the aggregate, or 7.11% of the outstanding shares of Kemper CA Tax Free Income Fund, Class A were held in the name of Smith Barney, Inc., Mutual Fund Dept., 333 W. 34th Street, New York, NY 10001 who may be deemed to be the beneficial owner of certain of these shares.

As of December 31, 2000, 7,649,314 shares in the aggregate, or 7.43% of the outstanding shares of Kemper CA Tax Free Income Fund, Class A were held in the name of BHC Securities Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 who may be deemed to be the beneficial owner of certain of these shares.

As of December 31, 2000, 6,630,865 shares in the aggregate, or 6.63% of the outstanding shares of Kemper CA Tax Free Income Fund, Class A were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

As of December 31, 2000, 7,898,873 shares in the aggregate, or 7.67% of the outstanding shares of Kemper CA Tax Free Income Fund, Class A were held in the name of Dean, Witter, Reynolds, Inc., 5 World Trade Center, New York, NY 10048 who may be deemed to be the beneficial owner of certain of these shares.

As of December 31, 2000, 510,403 shares in the aggregate, or 11.71% of the outstanding shares of Kemper CA Tax Free Income Fund, Class B were held in the name of National Financial Services Corp., 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of December 31, 2000, 218,672 shares in the aggregate, or 5.01% of the outstanding shares of Kemper CA Tax Free Income Fund, Class B were held in the name of Smith Barney, Inc., Mutual Fund Dept., 333 W. 34th Street, New York, NY 10001 who may be deemed to be the beneficial owner of certain of these shares.

As of December 31, 2000, 429,229 shares in the aggregate, or 9.84% of the outstanding shares of Kemper CA Tax Free Income Fund, Class B were held in the name of BHC Securities Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 who may be deemed to be the beneficial owner of certain of these shares.

As of December 31, 2000, 290,208 shares in the aggregate, or 6.65% of the outstanding shares of Kemper CA Tax Free Income Fund, Class B were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

As of December 31, 2000, 396,657 shares in the aggregate, or 9.10% of the outstanding shares of Kemper CA Tax Free Income Fund, Class B were held in the name of Dean, Witter, Reynolds, Inc., 5 World Trade Center, New York, NY 10048 who may be deemed to be the beneficial owner of certain of these shares.

As of December 31, 2000, 51,394 shares in the aggregate, or 6.45% of the outstanding shares of Kemper CA Tax Free Income Fund, Class C were held in the name of Zurich Scudder Investments, Inc., for the benefit of Helena Hale Living Trust, 2 International Place, Boston, MA 02110 who may be deemed to be the beneficial owner of certain of these shares.

As of December 31, 2000, 306,934 shares in the aggregate, or 38.52% of the outstanding shares of Kemper CA Tax Free Income Fund, Class C were held in the name of First Clearing Corp., 10700 Wheat First Drive, Glen Allen, VA 23060 who may be deemed to be the beneficial owner of certain of these shares.

As of December 31, 2000, 174,264 shares in the aggregate, or 21.87% of the outstanding shares of Kemper CA Tax Free Income Fund, Class C were held in the name of Wedbush Morgan Securities, P.O. Box 30014, Los Angeles, CA 90030 who may be deemed to be the beneficial owner of certain of these shares.


KEMPER NY TAX FREE INCOME FUND

As of December 31, 2000, 2,810,648 shares in the aggregate, or 14.68% of the outstanding shares of Kemper NY Tax Free Income Fund, Class A were held in the name of National Financial Services Corp., for the benefit of Danielle Rozgon, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of December 31, 2000, 252,149 shares in the aggregate, or 21.76% of the outstanding shares of Kemper NY Tax Free Income Fund, Class B were held in the name of National Financial Services Corp., for the benefit of Carmel and Paul Grech, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of December 31, 2000, 67,353 shares in the aggregate, or 5.81% of the outstanding shares of Kemper NY Tax Free Income Fund, Class B were held in the name of Smith Barney, Inc., Mutual Fund Dept., 333 W. 34th Street, New York, NY 10001 who may be deemed to be the beneficial owner of certain of these shares.

As of December 31, 2000, 58,212 shares in the aggregate, or 5.02% of the outstanding shares of Kemper NY Tax Free Income Fund, Class B were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

As of December 31, 2000, 69,741 shares in the aggregate, or 20.25% of the outstanding shares of Kemper NY Tax Free Income Fund, Class C were held in the name of Painewebber, for the benefit of Diane Riklis, 1000 Harbor Blvd., Weehawken, NJ 07087 who may be deemed to be the beneficial owner of certain of these shares.

As of December 31, 2000, 74,852 shares in the aggregate, or 21.82% of the outstanding shares of Kemper NY Tax Free Income Fund, Class C were held in the name of Advest Inc., 90 State House Square, Hartford, CT 06103 who may be deemed to be the beneficial owner of certain of these shares.


As of December 31, 2000, 77,589 shares in the aggregate, or 22.62% of the outstanding shares of Kemper NY Tax Free Income Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner and Smith, for the benefit of customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

                                CAPITAL STRUCTURE

The State Trust was organized under the name "Kemper California Tax-Free Income Fund" as a business trust under the laws of Massachusetts on October 24, 1985 with a single investment portfolio. Effective January 31, 1986, the Trust pursuant to a reorganization succeeded to the assets and liabilities of Kemper California Tax-Free Income Fund, Inc., a Maryland corporation organized in 1983. On July 27, 1990, the Trust changed its name to "Kemper State Tax-Free Income Series" and changed the name of its initial portfolio to "Kemper California Tax-Free Income Fund." The predecessor to the New York Fund, also named "Kemper New York
Tax-Free Income Fund," was organized as a business trust under the laws of Massachusetts on August 9, 1985. Prior to May 28, 1988, that investment company was known as "Tax-Free Income Portfolios" and it offered two series of shares, the National Portfolio and the New York Portfolio. Pursuant to a reorganization on May 27, 1988, the National Portfolio was terminated and the New York
Portfolio continued as the sole remaining series of Kemper New York Tax-Free Income Fund, which was reorganized into the New York Fund as a series of the State Trust on July 27, 1990. Each State Fund is an open-end, non-diversified Fund.


The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Funds," all having no par value, which may be divided by the Board of Trustees into classes of shares. Currently, the State Trust has four Funds that offer three classes of shares. These are Class A, Class B and Class C shares. The California Fund and New York Fund offer an additional class of shares called Class S shares, which have different expenses, and which may affect performance. The Board of Trustees of either Trust may authorize the issuance of additional classes and additional Funds if deemed desirable, each with its own investment objective, policies and restrictions.


Since the Trust may offer multiple Funds, each is known as a "series company." Shares of each Fund of a Trust have equal noncumulative voting rights except that Class B and Class C shares have separate and exclusive voting rights with respect to each Fund's Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation of such Fund subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Fund. Shares of the Trust are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Trust is not required to hold annual shareholder meetings and do not intend to do so. However, they will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. Subject to the Agreement and Declaration of Trust of the Trust, shareholders may remove trustees. Shareholders will vote by Fund and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees, or when voting by class is appropriate.

The Trust generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Trust ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination of the Trust, a Fund or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) a Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of a Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust of the Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Trust could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of independent auditors. Some matters requiring a larger vote under the Declaration of Trust of a Trust, such as termination or reorganization of the Trust and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust of the Trust specifically authorizes the Board of Trustees to terminate the Trust or any Fund or class by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Trust. The Declaration of Trust of the Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust of the Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by Zurich Scudder remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

                       APPENDIX -- RATINGS OF INVESTMENTS

The four highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal bonds are Aaa, Aa, A and Baa. Municipal bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to municipal bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds. The Aaa and Aa rated municipal bonds comprise what are generally known as "high grade bonds." Municipal bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Municipal bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest coverage and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Municipal bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Municipal bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Municipal bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Municipal bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Municipal bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The four highest ratings of Standard & Poor's Corporation ("S&P") for municipal bonds are AAA, AA, A and BBB. Municipal bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this capacity than for bonds in higher rated categories. Municipal bonds rated BB, B, CCC, CC or C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating CI is reserved for income bonds on which no interest is being paid. Bonds rated D are in default and payment of interest and/or repayment of principal is in arrears.

The four highest ratings of Fitch Investors Service, Inc. ("Fitch") for municipal bonds are AAA, AA, A and BBB. Municipal bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue. Bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time. Bonds rated C are in imminent default in payment of interest or principal. Bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

The four highest ratings of Duff & Phelps Credit Rating Co. ("Duff") for municipal bonds are AAA, AA, A and BBB. Bonds rated AAA have the highest rating assigned by Duff to a debt obligation. They are of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Bonds rated A have protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Bonds rated BBB have below average protection factors but are still considered sufficient for prudent investment. They have considerable volatility in risk during economic cycles. Bonds rated BB are below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category. Bonds rated B are below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade. Bonds rated CCC are well below investment grade securities. Considerable uncertainty exists as to timely payment of principal or interest. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments. Bonds rated D are in default. The issuer failed to meet scheduled principal and/or interest payments.

The "debt securities" included in the discussions of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA, AA or A by S&P or Aaa, Aa or A by Moody's. Corporate debt obligations rated AAA by S&P are "highest grade obligations." Obligations bearing the rating of AA also qualify as "high grade obligations" and "in the majority of instances differ from AAA issues only in small degree." Corporate debt obligations rated A by S&P are regarded as "upper medium grade" and have "considerable investment strength, but are not entirely free from adverse effects of changes in economic and trade conditions." The Moody's corporate debt ratings of Aaa, Aa and A do not differ materially from those set forth above for municipal bonds.

Taxable or tax-exempt commercial paper ratings of A-1 or A-2 by S&P and P-1 or P-2 by Moody's are the highest paper ratings of the respective agencies. The issuer's earnings, quality of long-term debt, management and industry position are among the factors considered in assigning such ratings.

Subsequent to its purchase by a Fund, an issue of Municipal Securities or a temporary investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the elimination of such obligation from the Fund's portfolio, but the Advisor will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio. To the extent that the ratings accorded by S&P, Moody's, Fitch or Duff for municipal bonds or temporary investments may change as a result of changes in such organizations, or changes in their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in municipal bonds or temporary investments in accordance with the investment policies contained herein.